UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4103

     Seligman High Income Fund Series
(Exact name of Registrant as specified in charter)

734 Ameriprise Financial Center
Minneapolis, Minnesota 55474
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:           (212) 850-1864

Date of fiscal year end:          12/31

Date of reporting period:           12/31/08

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
High-Yield Fund

Annual Report
December 31, 2008

Seeking a High Level of

Current Income and the

Potential for Capital

Appreciation by Investing

in a Diversified Portfolio

of High-Yield Securities

Interview With Your Portfolio Managers

Note: In conjunction with the acquisition of the Fund’s previous investment manager by RiverSource Investments, LLC, the Seligman High Yield Team is no longer responsible for the portfolio management of the Fund. The Fund is now managed by RiverSource Investments.

Q:	How did Seligman High-Yield Fund perform during the year ended December 31, 2008?

A:

For the year ended December 31, 2008, Seligman High-Yield Fund posted a total return of -32.2%, based on the net asset value of Class A shares. In comparison, the Fund’s peers, as measured by the Lipper High Current Yield Funds Average returned -26.0%. The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index returned -25.9%. The JPMorgan Global High Yield Index returned
-26.8%.

Q:	How did market conditions and economic events impact the performance of the Fund during the year?

A:

High-yield bonds lost ground as 2008 began to unfold amid continued market-wide risk aversion. Treasury prices continued their rally, with the 10-year note leading all major indices. As equities enjoyed a short-lived rally during the second quarter, treasuries sold off and spreads began to narrow. The end of June brought a reversal of course as equities began to sell off and spreads began to widen once again.

An ongoing litany of bad news, beginning in mid-September with the bankruptcy of Lehman Brothers, drove credit markets, in general, and the high yield corporate bond market, in particular, to decline sharply. High yield corporate bond spreads, or the yield differential between these securities and Treasuries, widened significantly, as a succession of financial institutions went out of business, were forced to merge or were taken over by the US government. The effect of the near-collapse of the financial system on the high yield corporate bond market was compounded during the period by poor technical and fundamental factors. On the technicals side, there was tremendous forced selling, as hedge funds and others liquidated portfolios.

This hit the high yield bank loan sector particularly hard, but dragged down high yield corporate bonds as well. At the same time, growing concerns about a consumer-led recession led to weak fundamentals for many companies issuing debt. The toxic combination of these factors led to extremely high levels of investor risk aversion and thus the significant market decline in the high yield corporate bond market. At the end of the November, high yield corporate bond spreads stood at the widest levels seen in recent history.

December saw relief as the US government stepped in with a bailout of GMAC. This injection of capital into the auto industry fueled a rally that, considering the scarcity of available issues, caused levels to trade up sharply.

Q:	What investment strategies and techniques materially impacted the Fund’s performance during the year?

A:	The Fund lagged its benchmark early in the year, due primarily to its long-term strategic allocation to select equities and equity-linked notes.

A broad-based decline across all sectors of the benchmark generated disappointing per-

Interview With Your Portfolio Managers

formance for the Fund. The Fund’s positioning in the health care, wireline telecommunications and cable TV industries were increased as these defensive, comparatively stable sectors proved to be less volatile than others in the high yield bond market. The automotive industry and technology sector fared poorly during the year, and though the Fund’s positions in these areas were decreased in the second half, the Fund’s exposure weighed negatively on relative investment results.

The Fund’s positioning in the gaming industry also detracted from investment results. The Fund’s exposure to this area was increased during the year based on a long-held and widespread view that gaming was a rather recession-resistant industry. However, the gaming industry surprised many when it was hit hard during the period by the downturn in the economy, especially casinos in Las Vegas. Within gaming, we focused on what are considered new jurisdictions, such as Native American casinos, which we still consider to be compelling opportunities, and steered away from established locations, such as Las Vegas and Atlantic City.

An overweight exposure to the energy sector further detracted from the Fund’s results, which was hurt by declining oil and gas prices during the period. We reduced the Fund’s position as energy prices declined, but not fast enough to completely avoid feeling the impact of the sector’s downturn. A modest position in chemicals also hurt, as many companies in this area proved to be sensitive to economic pressures.

The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, and person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman High-Yield Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

The chart on page 5 compares $10,000 hypothetical investments made in Class A shares, with and without the initial 4.5% maximum sales charge, and in Class B shares, without contingent deferred sales charge (“CDSC”), to a $10,000 investment made in the JP Morgan Global High Yield Index for the ten-year period ended December 31, 2008. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class B shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class C, Class I and Class R shares will differ from the performance shown for Class A and Class B shares, based on the differences in sales charges and fees paid by shareholders.

Returns for Class A shares are calculated with and without the effect of the initial 4.5% maximum sales charge that became effective on January 7, 2008. Although for all periods presented the Fund’s Class A shares reflect the 4.5% maximum sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if the 4.75% maximum sales charge then in effect was incurred. Returns for Class B shares are calculated with and without the effect of the maximum 5% CDSC, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund. Class I shares do not have sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance and Portfolio Overview

Investment Results
Total Returns

For Periods Ended December 31, 2008

		Average Annual

	Six Months*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03

Class A

With Sales Charge	(32.91)%	(35.30)%	(4.91)%	(3.78)%	n/a	n/a	n/a

Without Sales Charge	(29.70)	(32.24)	(4.01)	(3.33)	n/a	n/a	n/a

Class B

With CDSC†	(33.32)	(35.84)	(4.99)	n/a	n/a	n/a	n/a

Without CDSC	(30.00)	(32.78)	(4.73)	(3.91)††	n/a	n/a	n/a

Class C

With 1% CDSC	(30.91)	(33.63)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(30.25)	(33.02)	(4.80)	n/a	(4.35)%	n/a	n/a

Class I	(29.80)	(31.99)	(3.62)	n/a	n/a	(0.62)%	n/a

Class R

With 1% CDSC	(30.69)	(33.03)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(30.03)	(32.42)	(4.25)	n/a	n/a	n/a	(1.97)%

Benchmarks**

Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index	(25.07)	(25.88)	(0.84)	2.28	2.12 #	2.93	1.44

JP Morgan Global High Yield Index	(26.02)	(26.83)	(0.72)	2.58	2.36	3.25	1.68

Lipper High Current Yield Funds Average	(24.71)	(26.01)	(1.53)	1.19	0.89	1.81	0.73

See footnotes on page 6.

Performance and Portfolio Overview

Investment Results

Net Asset Value Per Share

	12/31/08	6/30/08	12/31/07

Class A	$1.94	$2.92	$3.17

Class B	1.94	2.92	3.17

Class C	1.94	2.93	3.18

Class I	1.94	2.93	3.17

Class R	1.94	2.93	3.17

Dividend Per Share and Yield Information

For Periods Ended December 31, 2008

Dividendsø	SEC 30-Day Yieldsøø

$0.2671	8.60%

0.2456	8.01

0.2456	8.00

0.2775	11.90

0.2600	8.44

*	Returns for periods of less than one year are not annualized.

**

Effective November 7, 2008, to better align the primary benchmark index with the investment strategy of the Fund, the Barclays Capital U.S. High-Yield 2% Issuer Capped Index (Barclays Capital Index) is replaced with the JP Morgan Global High Yield Index (“JP Morgan Index”), which will be used as the primary benchmark for the Fund going forward. Information on both indices will be included for a one year transition period. Thereafter, only the JP Morgan Index will be included. The Barclays Capital Index, the JP Morgan Index and the Lipper High Current Yield Funds Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of fees, taxes and sales charges. The Barclays Capital Index and JP Morgan Index also exclude the effect of expenses. The Lipper Average is an average of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt instruments. The Barclays Capital Index covers the US corporate bond market of high-yield bonds denominated in US dollars, and is included for comparison with Fund performance. The JP Morgan Index is used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. Investors cannot invest directly in an average or an index.

ø	Represents per share amount paid or declared for the year ended December 31, 2008.

øø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2008, has been computed in accordance with SEC regulations and will vary.

†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.

††	Ten-year return of Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

#	From May 28, 1999.

Performance and Portfolio Overview

Largest Industries
December 31, 2008

Percent of
Net Assets

Largest Portfolio Changes

July 1 to December 31, 2008

Largest Purchases

Invista 9.25%, 5/1/2012*

Lamar Media 6.625%, 8/15/2015*

Echostar 6.625%, 10/1/2014*

Liberty Media 5.7%, 5/15/2013*

Qwest 7.625%, 6/15/2015*

Shingle Springs Tribal Gaming Authority 9.375%, 6/15/2015*

Nielsen Finance 10%, 8/1/2014*

Flextronics International 6.25%, 11/15/2014*

IASIS Healthcare/IASIS Capital 8.75%, 6/15/2014*

DirecTV Holdings/DirecTV Financing 6.375%, 6/15/2015*

Largest Sales

CDX HY 10 TR 8.875%, 6/29/2013**

Ikon Office Solutions 7.75%, 9/15/2015**

Mandalay Resort Group 9.375%, 2/15/2010**

Reddy Ice Holdings 0% (10.5%), 11/1/2012**

Aquila 14.875%, 7/1/2012**

KI Holdings 0% (9.875%), 11/15/2014**

AES 9.375%, 9/15/2010

Gerdau Ameristeel 10.375%, 7/15/2011**

Seagate Technology 6.375%, 10/1/2011**

Omega Healthcare Investors 7%, 1/15/2016**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Performance and Portfolio Overview

Top Ten Companies†
December 31, 2008

Security	Value	Percent of Net Assets

HCA	$3,754,425	2.8

Dynegy Holdings	2,672,500	2.0

Qwest	2,546,000	1.9

Liberty Media	2,388,292	1.8

Georgia-Pacific	2,372,300	1.8

Chesapeake Energy	2,348,500	1.7

Windstream	2,176,751	1.6

AES	2,148,750	1.6

Echostar	2,135,625	1.6

El Paso	2,081,811	1.5

The amounts shown for the top ten companies represent the aggregate value of the Fund’s investments in securities issued by the companies or their affiliates.

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Ratings§ December 31, 2008

Moody’s

Baa	2.6%

Ba	32.4

B	44.5

Caa	18.5

Below Caa	2.0

Duration* December 31, 2008	4.0 years

†	Excludes short-term holdings.

§	Credit ratings are those issued by Moody’s Investors Services, Inc. Percentages are based on the market values of long-term corporate bond holdings.

*

Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to present time.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (as applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2008 and held for the entire six-month period ended December 31, 2008.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning Account Value 7/1/08	Annualized Expense Ratio*	Ending Account Value 12/31/08	Expenses Paid During Period 7/1/08 to 12/31/08**	Ending Account Value 12/31/08	Expenses Paid During Period 7/1/08 to 12/31/08**

Class A	$1,000.00	1.53%	$703.00	$6.55	$1,017.45	$7.76

Class B	1,000.00	2.36	700.00	10.09	1,013.27	11.95

Class C	1,000.00	2.19	697.50	9.35	1,014.12	11.10

Class I	1,000.00	0.90	702.00	3.84	1,020.62	4.56

Class R	1,000.00	1.76	699.70	7.51	1,016.30	8.90

*

Expenses of Class B, Class C, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.

**

Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2008 to December 31, 2008, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolio of Investments
December 31, 2008

	Principal Amount	Value
Corporate Bonds 92.6%

Aerospace & Defense 1.8%

Alion Science and Technology 10.25%, 2/1/2015	$1,300,000	$593,125

L3 Communications 5.875%, 1/15/2015	2,000,000	1,810,000

		2,403,125

Automotive 0.9%

Ford Motor 7.45%, 7/16/2031	4,250,000	1,211,250

Building Materials 0.7%

Gibraltar Industries 8%, 12/1/2015	1,590,000	898,350

Chemicals 3.9%

Chemtura 6.875%, 6/1/2016	2,285,000	1,176,775

Invista 9.25%, 5/1/2012*	2,685,000	1,892,925

MacDermid 9.5%, 4/15/2017	1,000,000	525,000

Momentive Performance Materials 10.125%, 12/1/2014	3,000,000	945,000

Nalco 8.875%, 11/15/2013	825,000	701,250

		5,240,950

Consumer Cyclical Services 1.7%

Service Corporation 7%, 6/15/2017	1,725,000	1,302,375

West 11%, 10/15/2016	2,000,000	940,000

		2,242,375

Consumer Products 2.4%

Jarden 7.5%, 5/1/2017	1,905,000	1,309,688

Visant 0% (10.25%†), 12/1/2013	2,525,000	1,881,125

		3,190,813

Electric 9.5%

AES 9.375%, 9/15/2010	2,250,000	2,148,750

Allegheny Energy Supply 7.8%, 3/15/2011	2,000,000	1,980,000

Dynegy Holdings:

8.75%, 2/15/2012	1,000,000	885,000

8.375%, 5/1/2016	2,500,000	1,787,500

Edison Mission Energy 7%, 5/15/2017	1,950,000	1,706,250

Energy Future Holdings 10.875%, 11/1/2017*	955,000	682,825

Mirant Americas Generation 8.5%, 10/1/2021	500,000	382,500

NRG Energy 7.375%, 2/1/2016	1,900,000	1,771,750

Sierra Pacific Resources 8.625%, 3/15/2014	609,000	552,105

TXU 5.55%, 11/15/2014	2,000,000	944,456

		12,841,136

See footnotes on page 15.

Portfolio of Investments
December 31, 2008

	Principal Amount	Value
Entertainment 0.6%

AMC Entertainment 11%, 2/1/2016	$1,000,000	$703,750

HRP Myrtle Beach Operations 7.382%, 4/1/2012##††	1,000,000	55,000

		758,750

Environmental 1.8%

Browning-Ferris Industries 7.4%, 9/15/2035	1,500,000	1,240,632

Crown Cork & Seal 8%, 4/15/2023	1,500,000	1,185,000

		2,425,632

Food and Beverage 4.8%

ASG Consolidated/ASG Finance 11.5%, 11/1/2011	1,500,000	1,282,500

Constellation Brands 8.375%, 12/1/2011	500,000	477,500

Cott Beverages USA 8%, 12/15/2011	2,200,000	1,353,000

Del Monte:

8.625%, 12/15/2012	975,000	950,625

6.75%, 2/15/2015	375,000	324,375

Pinnacle Foods Finance 9.25%, 4/1/2015	1,515,000	984,750

Smithfield Foods:

7%, 8/1/2011	650,000	464,750

7.75%, 7/1/2017	1,000,000	575,000

		6,412,500

Gaming 4.7%

Boyd Gaming 7.125%, 2/1/2016	2,175,000	1,294,125

FireKeepers Development Authority 13.875%, 5/1/2015#	1,000,000	625,000

Indianapolis Downs LLC & Capital 11%, 11/1/2012*	1,495,000	822,250

MGM Mirage 13%, 11/15/2013*	525,000	502,688

Pokagon Gaming Authority 10.375%, 6/15/2014*	1,000,000	865,000

San Pasqual 8%, 9/15/2013	1,000,000	730,000

Seneca Gaming 7.25%, 5/1/2012	150,000	121,500

Shingle Springs Tribal Gaming Authority 9.375%, 6/15/2015*	2,700,000	1,363,500

		6,324,063

Gas Distributors 0.5%

Southwestern Energy 7.5%, 2/1/2018*	855,000	752,400

Gas Pipelines 1.5%

El Paso:

12%, 12/12/2013	400,000	401,000

6.875%, 6/15/2014	130,000	105,601

7%, 6/15/2017	2,000,000	1,575,210

		2,081,811

See footnotes on page 15.

Portfolio of Investments
December 31, 2008

	Principal Amount	Value
Health Care 8.2%

CHS Community Health System 8.875%, 7/15/2015	$1,415,000	$1,308,875

DaVita 7.25%, 3/15/2015	1,500,000	1,432,500

HCA:

9.125%, 11/15/2014*	500,000	465,000

6.5%, 2/15/2016	2,000,000	1,240,000

9.25%, 11/15/2016	500,000	460,000

9.625%,11/15/2016	890,000	696,425

7.5%, 11/6/2033	1,900,000	893,000

IASIS Healthcare/IASIS Capital 8.75%, 6/15/2014	1,800,000	1,404,000

Omnicare 6.875%, 12/15/2015	1,350,000	1,113,750

Select Medical 8.834%, 9/15/2015#	2,250,000	1,181,250

Vanguard Health Holding 9%, 10/1/2014	1,000,000	840,000

		11,034,800

Home Construction 0.7%

K Hovnanian Enterprises 11.5%, 5/1/2013	875,000	669,375

Toll 8.25%, 12/1/2011	250,000	228,750

		898,125

Independent Energy 6.7%

Chesapeake Energy 7.625%, 7/15/2013	3,050,000	2,348,500

Connacher Oil and Gas 10.25%, 12/15/2015*	1,485,000	601,425

EXCO Resources 7.25%, 1/15/2011	1,300,000	1,020,500

Forest Oil 7.25%, 6/15/2019	2,000,000	1,470,000

Petrohawk Energy 9.125%, 7/15/2013	1,125,000	916,875

Quicksilver Resources 7.125%, 4/1/2016	1,700,000	918,000

Range Resources 7.25%, 5/1/2018	1,000,000	840,000

SandRidge Energy 8.625%, 4/1/2015##	1,625,000	861,250

		8,976,550

Lodging 2.6%

Felcor Lodging 9%, 6/1/2011	2,750,000	2,048,750

Host Marriott 6.75%, 6/1/2016	2,000,000	1,470,000

		3,518,750

Media Cable 4.3%

CCH II Capital 10.25%, 10/1/2013*	415,000	143,175

CCO Holdings 8.75%, 11/15/2013	1,500,000	952,500

Charter Communications Operating Capital 8.375%, 4/30/2014*	2,000,000	1,540,000

CSC Holdings:

6.75%, 4/15/2012	1,000,000	920,000

8.5%, 6/15/2015*	1,100,000	973,500

Mediacom Broadband 8.5%, 10/15/2015	1,000,000	656,250

Virgin Media Finance 8.75%, 4/15/2014	800,000	604,000

		5,789,425

See footnotes on page 15.

Portfolio of Investments
December 31, 2008

	Principal Amount	Value
Media Non-Cable 9.6%

Dex Media 0% (9%†), 11/15/2013	$3,225,000	$612,750

Dex Media West 9.875%, 8/15/2013	500,000	120,000

DirecTV Holdings/DirecTV Financing 6.375%, 6/15/2015	1,675,000	1,553,563

Echostar 6.625%, 10/1/2014	2,550,000	2,135,625

Intelsat Jackson Holdings 11.25%, 6/15/2016	1,725,000	1,578,375

Lamar Media 6.625%, 8/15/2015	2,835,000	2,062,462

LBI Media 8.5%,8/1/2017	1,000,000	355,000

Liberty Media:

5.7%, 5/15/2013	2,740,000	1,809,981

8.5%, 7/15/2029	1,000,000	578,311

LIN Television 6.5%, 5/15/2013	1,000,000	482,500

Nielsen Finance 10%, 8/1/2014	2,000,000	1,610,000

		12,898,567

Metals 2.2%

Freeport-McMoRan Copper & Gold 8.375%, 4/1/2017	2,000,000	1,642,272

Noranda Aluminium Acquisition 6.595%, 5/15/2015#	2,310,000	796,950

Peabody Energy 6.875%, 3/15/2013	500,000	476,250

		2,915,472

Non-Captive Diversified 1.2%

Ford Motor Credit 10.25%, 9/15/2010	1,500,000	1,200,417

GMAC 6.75%, 12/1/2014*	614,000	421,830

		1,622,247

Oil Field Services 0.9%

Bristow Group 7.5%, 9/15/2017	1,000,000	675,000

Helix Energy Solutions 9.5%, 1/15/2016*	950,000	508,250

		1,183,250

Other Financial Institutions 0.7%

Cardtronics 9.25%, 8/15/2013	1,400,000	945,000

Packaging 1.5%

Owens-Brockway Glass Container 8.25%, 5/15/2013	2,000,000	1,980,000

Paper 3.5%

Cascades 7.25%, 2/15/2013	500,000	257,500

Domtar 7.875%, 10/15/2011	1,000,000	855,000

Georgia-Pacific:

7.125%, 1/15/2017#	340,000	287,300

8.875%, 5/15/2031	3,000,000	2,085,000

Graham Packaging 9.5%, 8/15/2013	500,000	347,500

Newpage 10%, 5/1/2012	1,565,000	696,425

Smurfit-Stone Container 8%, 3/15/2017	1,000,000	195,000

		4,723,725

See footnotes on page 15.

Portfolio of Investments
December 31, 2008

	Principal Amount	Value
Pharmaceuticals 0.7%

Warner Chilcott 8.75%, 2/1/2015	$1,000,000	$895,000

Retailers 0.6%

Neiman Marcus 9%, 10/15/2015	1,000,000	445,000

Toys R Us 7.375%, 10/15/2018	1,000,000	365,000

		810,000

Technology 3.6%

Communications & Power Industries 8%, 2/1/2012	1,700,000	1,447,125

Flextronics International 6.25%, 11/15/2014	2,000,000	1,500,000

SS&C Technologies 11.75%, 12/1/2013	690,000	609,787

Sunguard Data System 9.125%, 8/15/2013	1,500,000	1,305,000

		4,861,912

Transportation Services 0.7%

Hertz 8.875%, 1/1/2014	1,635,000	1,013,700

Wireless 4.9%

Centennial Communications 9.6325%, 1/1/2013#	675,000	658,125

Cricket Communications 9.375%, 11/1/2014	1,000,000	905,000

MetroPCS Wireless 9.25%, 11/1/2014	1,590,000	1,431,000

Nextel Communications 7.375%, 8/1/2015	1,930,000	810,969

Sprint Capital:

7.625%, 1/30/2011	1,510,000	1,261,413

8.375%, 3/15/2012	610,000	488,318

Sprint Nextel 6%, 12/1/2016	1,500,000	1,059,015

		6,613,840

Wirelines 5.2%

Citizens Communications 6.625%, 3/15/2015	650,000	477,750

Fairpoint Communications 13.125%, 4/1/2018*	1,000,000	485,000

Level 3 Financing 12.25%, 3/15/2013	2,165,000	1,320,650

Qwest:

7.625%, 6/15/2015	2,000,000	1,650,000

6.5%, 6/1/2017	800,000	596,000

6.875%, 9/15/2033	500,000	300,000

Windstream:

8.625%, 8/1/2016	1,575,000	1,401,751

7%, 3/15/2019	1,000,000	775,000

		7,006,151

Total Corporate Bonds (Cost $152,114,929)		124,469,669

See footnotes on page 15.

Portfolio of Investments
December 31, 2008

	Shares or Principal Amount		Value
Preferred Stock 0.1%

GMAC 9%*(Cost $125,408)	153	shs.	$125,408

Short-Term Holdings 5.5%

Money Market Fund 3.5%

SSgA U.S. Treasury Money Market Fund (Cost $4,761,918)	4,761,918		4,761,918

Corporate Bonds 2.0%

Ford Motor 5.8%, 1/12/2009	$1,600,000		1,595,473

Midwest Generation 8.3%, 7/2/2009	697,732		694,243

Qwest Communications 5.649%, 2/15/2009#	333,000		333,000

Total Corporate Bonds (Cost $2,606,692)			2,622,716

Total Short-Term Holdings (Cost $7,368,610)			7,384,634

Total Investments (Cost $159,608,947) 98.2%			131,979,711

Other Assets Less Liabilities 1.8%			2,436,694

Net Assets 100.0%			$134,416,405

*	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Security Act of 1933.

#	Floating rate security, the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at December 31, 2008.

##	Pay-in-kind bond.

†	Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.

††	Security in default and non-income producing.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2008

Assets:

Investments, at value:

Corporate bonds (cost $152,114,929)	$124,469,669

Preferred stocks (cost $125,408)	125,408

Money market fund (cost $4,761,918)	4,761,918

Other short-term holdings (cost $2,606,692)	2,622,716

Total investments (cost $159,608,947)	131,979,711

Cash	142,786

Restricted cash	4,000

Interest receivable	3,331,127

Receivable for shares of Beneficial Interest sold	717,375

Expenses prepaid to shareholder service agent	10,675

Other	9,178

Total Assets:	136,194,852

Liabilities:

Payable for shares of Beneficial Interest repurchased	969,647

Dividends payable	596,019

Management fee payable	70,385

Distribution and service (12b-1) fees payable	51,561

Accrued expenses and other	90,835

Total Liabilities	1,778,447

Net Assets	$134,416,405

Composition of Net Assets:

Shares of Beneficial Interest, at par (unlimited shares authorized; $0.001 par value; 69,337,153 shares outstanding):

Class A	$43,798

Class B	3,766

Class C	17,008

Class I	2,868

Class R	1,897

Additional paid-in capital	1,351,608,169

Dividends in excess of net investment income (Note 7)	(485,137)

Accumulated net realized loss (Note 7)	(1,189,146,728)

Net unrealized depreciation of investments	(27,629,236)

Net Assets	$134,416,405

Net Asset Value Per Share:

Class A ($84,811,826 ÷ 43,798,359 shares)	$1.94

Class B ($7,296,400 ÷ 3,765,759 shares)	$1.94

Class C ($33,068,990 ÷ 17,008,315 shares)	$1.94

Class I ($5,561,768 ÷ 2,868,183 shares)	$1.94

Class R ($3,677,421 ÷ 1,896,537 shares)	$1.94

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:

Interest	$19,195,286

Dividends	225,442

Other income	217,738

Total Investment Income	19,638,466

Expenses:

Management fee	1,353,866

Distribution and service (12b-1) fees	1,004,938

Shareholder account services	834,096

Custody and related services	97,335

Registration	86,441

Auditing and legal fees	68,876

Shareholder reports and communications	45,087

Directors’ fees and expenses	16,262

Miscellaneous	24,860

Total Expenses	3,531,761

Net Investment Income	16,106,705

Net Realized and Unrealized Loss on Investments:

Net realized loss on investments	(70,475,177)

Net change in unrealized depreciation of investments	(16,697,310)

Net Loss on Investments	(87,172,487)

Decrease in Net Assets from Operations	$(71,065,782)

See Notes to Financial Statements.

Statements of Changes In Net Assets

	Year Ended December 31,

	2008	2007

Operations:

Net investment income	$16,106,705	$21,245,777

Net realized gain (loss) on investments	(70,475,177)	2,476,980

Net change in unrealized depreciation of investments	(16,697,310)	(20,609,207)

Increase (Decrease) in Net Assets from Operations	(71,065,782)	3,113,550

Distributions to Shareholders:

Dividends from net investment income:

Class A	(10,333,616)	(13,071,745)

Class B	(1,121,649)	(2,389,457)

Class C	(2,600,952)	(1,484,108)

Class D	(1,111,332)	(3,523,423)

Class I	(590,596)	(596,414)

Class R	(348,560)	(180,630)

Total	(16,106,705)	(21,245,777)

Dividends in excess of net investment income:

Class A	(2,259,499)	(60,184)

Class B	(245,255)	(11,001)

Class C	(568,712)	(6,833)

Class D	(242,998)	(16,222)

Class I	(129,137)	(2,746)

Class R	(76,214)	(832)

Total	(3,521,815)	(97,818)

Decrease in Net Assets from Distributions	(19,628,520)	(21,343,595)

Transactions in Shares of Beneficial Interest:

Net proceeds from sales of shares	15,054,643	18,867,364

Investment of dividends	11,836,659	12,135,001

Exchanged from associated funds	6,671,692	8,317,206

Total	33,562,994	39,319,571

Cost of shares repurchased	(56,761,719)	(88,936,830)

Exchanged into associated funds	(8,444,420)	(8,945,482)

Total	(65,206,139)	(97,882,312)

Decrease in Net Assets from Transactions in Shares of Beneficial Interest	(31,643,145)	(58,562,741)

Decrease in Net Assets	(122,337,447)	(76,792,786)

Net Assets:

Beginning of year	256,753,852	333,546,638

End of Year (includes undistributed (dividends in excess of) net investment income of $(485,137) and $801,910, respectively)	$134,416,405	$256,753,852

See Notes to Financial Statements.

Notes to Financial Statements

1.

Organization and Multiple Classes of Shares — Seligman High-Yield Fund (the “Fund”) is a series of Seligman High Income Fund Series (the “Series”) which is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company (Note 11). The Fund offers the following five classes of shares:

Class A shares are sold with an initial sales charge of up to 4.5% (4.75% prior to January 7, 2008) and are subject to a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans that have at least $2,000,000 in Plan assets may purchase Class A shares at net asset value, but in the event of a plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Trustees of the Series (the “Board”) approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their relative net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Fixed income securities not listed on an exchange or security market are valued by independent pricing services based on bid prices, which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by RiverSource Investments, LLC (“RiverSource” or the “Manager”) based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there is no last

Notes to Financial Statements

sales price, are valued at the mean of the most recent bid and asked prices or valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less. Investments in money market funds are valued at net asset value.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 – quoted prices in active markets for identical investments; Level 2 – other significant observable inputs (including quoted prices in inactive markets or for similar investments, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 3). Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and market risk. High-yield securities are subject to higher volatility in yield and market value and a greater risk of loss of principal and interest than higher-rated, investment grade fixed income securities.

b.

Equity-Linked Notes — The Fund may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

c.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

d.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2008, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

e.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund amortizes discount and premium on portfolio securities for financial reporting purposes.

f.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates.

Notes to Financial Statements

g.

Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2005 – 2008 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2008.

3.	Fair Value Measurements — A summary of the value of the Fund’s investments as of December 31, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value

Level 1 – Quoted Prices in Active Markets for Identical Investments	$4,887,326

Level 2 – Other Significant Observable Inputs	127,092,385

Level 3 – Significant Unobservable Inputs	—

Total	$131,979,711

4.	Management and Distribution Services, and Other Related Party Transactions

a.

Management and Administrative Services — On November 7, 2008, RiverSource, investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“JWS”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held earlier in November 2008) a new Investment Management Services Agreement between RiverSource and the Fund, RiverSource is the new investment manager of the Fund effective November 7, 2008.

The Manager receives a fee (and, prior to November 7, 2008, JWS received a fee), calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets and 0.55% per annum of the Fund’s average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund’s average daily net assets. For the year ended December 31, 2008, RiverSource received $129,155 of such fee and the balance was paid to JWS.

Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise administers certain aspects of the Fund’s business and other affairs at no cost. Ameriprise provides the Fund with office space, and certain administrative and other services and executive and other personnel as are necessary for Fund operations. Ameriprise pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource and of the officers and other personnel of the Fund. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Investment and Management Services Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the Fund will inform shareholders prior to the effectiveness of such increase. Prior to November 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Series.

b.

Distribution Services — For the year ended December 31, 2008, RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.) (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $16,018 from sales of Class A shares. Commissions of $132,592 were also paid to dealers for sales of Class A shares.

Notes to Financial Statements

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2008, fees incurred under the Plan aggregated $318,343 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares (only through May 16, 2008), and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2008, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares, amounted to $155,269, $347,617, $161,423, and $22,286, respectively.

The Distributor and RiverSource Services, Inc. (formerly Seligman Services, Inc.), also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2008, the Distributor and RiverSource Services, Inc. received distribution and service (12b-1) fees of $14,143.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2008, such charges amounted to $8,012. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

c.

Transfer Agent and Shareholder Services — For the year ended December 31, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $834,096 for shareholder account services in accordance with a methodology approved by the Fund’s trustees. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranty”). The lease and the related Guaranty expire in January 2019. The obligation of the Series to pay any amount due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2008, the Series’ potential obligation under the Guaranty is $527,500. As of December 31, 2008, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranty. The Fund would bear a portion of any payments made by the Series under the Guaranty. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Notes to Financial Statements

The Series’ Board has approved RiverSource Service Corporation (“RSC”) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp., effective on or about May 9, 2009. RSC is an affiliate of RiverSource. The fees and expenses expected to be charged to the Fund by RSC are generally lower than the fees and expenses charged by Seligman Data Corp. Nevertheless, as a result of the termination of the relationship with Seligman Data Corp., the Fund will incur certain non-recurring charges, including charges relating to Seligman Data Corp.’s leases, that would in the aggregate approximate 0.16% of the Fund’s net assets as of January 23, 2009 (the “Non-Recurring Charges”). These Non-Recurring Charges will be incurred over a period of several months beginning January 28, 2009. Fund shareholders would bear their proportionate share of the Fund’s expenses, including the Non-Recurring Charges.

d.

Directors’ Fees and Expenses — Directors’ fees and expenses includes the compensation of Board members who are not employees of RiverSource and the Fund’s proportionate share of certain expenses of a company providing limited administrative services to the Fund and the other Seligman and RiverSource Funds. These expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the period from November 7, 2008 through December 31, 2008, the Fund paid $78 to this company for such services.

The Series has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman and RiverSource Groups of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2008, of $2,005 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

Certain officers and trustees of the Series are officers or directors of the Manager, Ameriprise, the Distributor, RiverSource Services, Inc., RSC, and/or Seligman Data Corp.

5.

Committed Line of Credit — The Fund is a participant in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2008, the Fund did not borrow from the credit facility.

6.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2008, amounted to $122,099,207 and $161,128,970, respectively.

7.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2008, the cost of investments for federal income tax purposes was $160,313,857. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the amortization of premium for financial reporting purposes of $712,150.

Notes to Financial Statements

At December 31, 2008, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$1,813,048

Gross unrealized depreciation of portfolio securities	(30,147,194)

Net unrealized depreciation of portfolio securities	(28,334,146)

Undistributed ordinary income	229,018

Capital loss carryforwards	(1,128,589,445)

Timing differences (post-October losses)	(60,572,379)

Total accumulated losses	$(1,217,266,952)

At December 31, 2008, the Fund had net capital loss carryforwards for federal income tax purposes of $1,128,589,445, which are available for offset against future taxable net capital gains, with $668,622,539 expiring in 2009, $444,283,739 expiring in 2010, $1,544,248 expiring in 2012, and $14,138,919 expiring in 2016. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There can be no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire. During the year ended December 31, 2008, prior year’s capital loss carryforwards of $255,659,981 expired unused, and this amount was reclassified to additional paid-in capital.

In addition, from November 1, 2008 through December 31, 2008, the Fund incurred $60,572,379 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009. These losses will be available to offset future taxable net gains.

For the years ended December 31, 2008 and 2007, all of the distributions to shareholders were from ordinary income.

8.	Transactions in Shares of Beneficial Interest — Transactions in Shares of Beneficial Interest were as follows:

	Year Ended December 31,

	2008		2007

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	2,598,072	$7,081,664	2,729,400	$9,144,259

Investment of dividends	2,614,127	6,962,066	2,104,623	7,010,714

Exchanged from associated funds	1,405,326	3,910,060	1,806,733	6,038,741

Converted from Class B*	2,334,550	6,261,029	6,015,436	20,295,266

Total	8,952,075	24,214,819	12,656,192	42,488,980

Cost of shares repurchased	(13,178,439)	(35,739,150)	(14,534,335)	(48,718,477)

Exchanged into associated funds	(2,342,718)	(6,569,787)	(1,795,032)	(6,016,925)

Total	(15,521,157)	(42,308,937)	(16,329,367)	(54,735,402)

Decrease	(6,569,082)	$(18,094,118)	(3,673,175)	$(12,246,422)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	89,318	$259,245	112,758	$383,117

Investment of dividends	283,116	765,070	357,206	1,194,988

Exchanged from associated funds	367,731	1,024,093	246,892	827,688

Total	740,165	2,048,408	716,856	2,405,793

Cost of shares repurchased	(1,586,525)	(4,308,046)	(3,947,963)	(13,295,661)

Exchanged into associated funds	(242,065)	(661,063)	(292,681)	(972,233)

Converted to Class A*	(2,329,669)	(6,250,589)	(6,000,823)	(20,269,764)

Total	(4,158,259)	(11,219,698)	(10,241,467)	(34,537,658)

Decrease	(3,418,094)	$(9,171,290)	(9,524,611)	$(32,131,865)

See footnotes on page 25.

Notes to Financial Statements

	Year Ended December 31,

	2008†		2007

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	853,117	$2,276,708	304,932	$1,037,817

Investment of dividends	775,776	1,944,109	250,119	838,384

Exchanged from associated funds	247,617	616,429	98,412	329,611

Converted from Class D**	13,656,923	42,336,450	—	—

Total	15,533,433	47,173,696	653,463	2,205,812

Cost of shares repurchased	(3,711,628)	(9,634,042)	(2,777,948)	(9,409,915)

Exchanged into associated funds	(409,708)	(1,057,951)	(147,236)	(492,795)

Total	(4,121,336)	(10,691,993)	(2,925,184)	(9,902,710)

Increase (decrease)	11,412,097	$36,481,703	(2,271,721)	$(7,696,898)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	643,675	$1,972,315	1,116,139	$3,760,170

Investment of dividends	338,561	1,022,653	696,691	2,330,079

Exchanged from associated funds	351,599	1,081,841	330,693	1,117,653

Total	1,333,835	4,076,809	2,143,523	7,207,902

Cost of shares repurchased	(1,739,790)	(5,284,392)	(4,882,575)	(16,394,820)

Exchanged into associated funds	(48,292)	(146,503)	(435,188)	(1,463,413)

Converted to Class C**	(13,656,923)	(42,336,461)	—	—

Total	(15,445,005)	(47,767,356)	(5,317,763)	(17,858,233)

Decrease	(14,111,170)	$(43,690,547)	(3,174,240)	$(10,650,331)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	449,920	$1,034,577	532,585	$1,785,760

Investment of dividends	274,394	722,240	176,969	588,755

Total	724,314	1,756,817	709,554	2,374,515

Cost of shares repurchased	(356,940)	(873,467)	(240,107)	(806,581)

Increase	367,374	$883,350	469,447	$1,567,934

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	872,415	$2,419,705	823,413	$2,730,739

Investment of dividends	161,502	420,521	52,006	172,081

Exchanged from associated funds	15,509	39,269	1,037	3,513

Total	1,049,426	2,879,495	876,456	2,906,333

Cost of shares repurchased	(364,641)	(922,622)	(93,796)	(311,376)

Exchanged into associated funds	(3,885)	(9,116)	(34)	(116)

Total	(368,526)	(931,738)	(93,830)	(311,492)

Increase	680,900	$1,947,757	782,626	$2,594,841

	†	January 1, 2008 to May 16, 2008, in the case of Class D shares.

*

Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

	**	Effective May 16, 2008, Class D shares were converted to Class C shares.

9.

Other Matters — In late 2003, JWS conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these

Notes to Financial Statements

four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10.

Recent Accounting Pronouncement — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133,” which requires enhanced disclosures about a fund’s derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

11.

Subsequent Events — On January 8, 2009, the Series’ Board approved in principle the merger of the Fund into RiverSource High Yield Bond Fund. The completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Fund during the first or second quarter of 2009, and that a special meeting of shareholders to consider such merger will be scheduled for the second quarter of 2009.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

	Year Ended December 31,

Class A	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$3.17	$3.39	$3.31	$3.51	$3.55

Income (Loss) from Investment Operations:

Net investment income	0.22	0.25	0.21	0.24	0.27

Net realized and unrealized gain (loss) on investments	(1.18)	(0.22)	0.10	(0.19)	(0.04)

Total from Investment Operations	(0.96)	0.03	0.31	0.05	0.23

Less Distributions:

Dividends from net investment income	(0.22)	(0.25)	(0.21)	(0.24)	(0.27)

Dividends in excess of net investment income	(0.05)	—	(0.02)	(0.01)	—	ø

Total Distributions	(0.27)	(0.25)	(0.23)	(0.25)	(0.27)

Net Asset Value, End of Year	$1.94	$3.17	$3.39	$3.31	$3.51

Total Return	(32.24)%	0.81%	9.74%	1.57%	7.03%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$84,812	$159,566	$183,042	$186,311	$222,827

Ratio of expenses to average net assets	1.47%	1.38%	1.34%	1.36%	1.28%

Ratio of net investment income to average net assets	7.92%	7.41%	6.42%	7.05%	7.78%

Portfolio turnover rate	64.19%	77.94%	99.04%	79.90%	53.38%

See footnotes on page 30.

Financial Highlights

	Year Ended December 31,

Class B	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$3.17	$3.39	$3.32	$3.52	$3.55

Income (Loss) from Investment Operations:

Net investment income	0.19	0.22	0.19	0.21	0.24

Net realized and unrealized gain (loss) on investments	(1.17)	(0.21)	0.09	(0.18)	(0.02)

Total from Investment Operations	(0.98)	0.01	0.28	0.03	0.22

Less Distributions:

Dividends from net investment income	(0.19)	(0.22)	(0.19)	(0.21)	(0.24)

Dividends in excess of net investment income	(0.06)	(0.01)	(0.02)	(0.02)	(0.01)

Total Distributions	(0.25)	(0.23)	(0.21)	(0.23)	(0.25)

Net Asset Value, End of Year	$1.94	$3.17	$3.39	$3.32	$3.52

Total Return	(32.78)%	0.07%	8.62%	0.84%	6.53%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$7,296	$22,760	$56,664	$122,052	$228,229

Ratio of expenses to average net assets	2.25%	2.13%	2.09%	2.11%	2.03%

Ratio of net investment income to average net assets	7.14%	6.66%	5.67%	6.30%	7.03%

Portfolio turnover rate	64.19%	77.94%	99.04%	79.90%	53.38%

Class C

Per Share Data:

Net Asset Value, Beginning of Year	$3.18	$3.40	$3.33	$3.52	$3.56

Income (Loss) from Investment Operations:

Net investment income	0.20	0.22	0.19	0.21	0.24

Net realized and unrealized gain (loss) on investments	(1.19)	(0.21)	0.09	(0.17)	(0.03)

Total from Investment Operations	(0.99)	0.01	0.28	0.04	0.21

Less Distributions:

Dividends from net investment income	(0.20)	(0.22)	(0.19)	(0.21)	(0.24)

Dividends in excess of net investment income	(0.05)	(0.01)	(0.02)	(0.02)	(0.01)

Total Distributions	(0.25)	(0.23)	(0.21)	(0.23)	(0.25)

Net Asset Value, End of Year	$1.94	$3.18	$3.40	$3.33	$3.52

Total Return	(33.02)%	0.07%	8.60%	1.13%	6.22%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$33,069	$17,788	$26,742	$33,833	$48,012

Ratio of expenses to average net assets	2.19%	2.13%	2.09%	2.11%	2.03%

Ratio of net investment income to average net assets	7.20%	6.66%	5.67%	6.30%	7.03%

Portfolio turnover rate	64.19%	77.94%	99.04%	79.90%	53.38%

See footnotes on page 30.

Financial Highlights

	1/1/08 to 5/16/08*	Year Ended December 31,

Class D		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$3.18	$3.40	$3.33	$3.52	$3.56

Income (Loss) from Investment Operations:

Net investment income	0.09	0.22	0.19	0.21	0.24

Net realized and unrealized gain (loss) on investments	(0.06)	(0.21)	0.09	(0.17)	(0.03)

Total from Investment Operations	0.03	0.01	0.28	0.04	0.21

Less Distributions:

Dividends from net investment income	(0.09)	(0.22)	(0.19)	(0.21)	(0.24)

Dividends in excess of net investment income	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)

Total Distributions	(0.11)	(0.23)	(0.21)	(0.23)	(0.25)

Net Asset Value, End of Period	$3.10	$3.18	$3.40	$3.33	$3.52

Total Return	0.65%	0.07%	8.60%	1.13%	6.22%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	—	$44,860	$58,752	$70,959	$100,125

Ratio of expenses to average net assets	2.19%†	2.13%	2.10%	2.11%	2.03%

Ratio of net investment income to average net assets	7.56%†	6.66%	5.67%	6.30%	7.03%

Portfolio turnover rate	64.19%#	77.94%	99.04%	79.90%	53.38%

	Year Ended December 31,

Class I	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$3.17	$3.39	$3.31	$3.51	$3.55

Income (Loss) from Investment Operations:	0.23	0.26	0.23	0.25	0.29

Net realized and unrealized gain (loss) on investments	(1.18)	(0.22)	0.10	(0.18)	(0.04)

Total from Investment Operations	(0.95)	0.04	0.33	0.07	0.25

Less Distributions:

Dividends from net investment income	(0.23)	(0.26)	(0.23)	(0.25)	(0.29)

Dividends in excess of net investment income	(0.05)	—	(0.02)	(0.02)	—	ø

Total Distributions	(0.28)	(0.26)	(0.25)	(0.27)	(0.29)

Net Asset Value, End of Year	$1.94	$3.17	$3.39	$3.31	$3.51

Total Return	(31.99)%	1.18%	10.23%	2.01%	7.46%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$5,562	$7,924	$6,879	$7,299	$6,500

Ratio of expenses to average net assets	0.89%	0.88%	0.85%	0.91%	0.85%

Ratio of net investment income to average net assets	8.50%	7.91%	6.92%	7.50%	8.21%

Portfolio turnover rate	64.19%	77.94%	99.04%	79.90%	53.38%

See footnotes on page 30.

Financial Highlights

	Year Ended December 31,

Class R	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$3.17	$3.39	$3.31	$3.51	$3.55

Income (Loss) from Investment Operations:

Net investment income	0.21	0.24	0.20	0.23	0.25

Net realized and unrealized gain (loss) on investments	(1.18)	(0.22)	0.10	(0.19)	(0.02)

Total from Investment Operations	(0.97)	0.02	0.30	0.04	0.23

Less Distributions:

Dividends from net investment income	(0.21)	(0.24)	(0.20)	(0.23)	(0.25)

Dividends in excess of net investment income	(0.05)	—	(0.02)	(0.01)	(0.02)

Total Distributions	(0.26)	(0.24)	(0.22)	(0.24)	(0.27)

Net Asset Value, End of Year	$1.94	$3.17	$3.39	$3.31	$3.51

Total Return	(32.42)%	0.56%	9.48%	1.32%	6.76%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$3,677	$3,856	$1,468	$689	$720

Ratio of expenses to average net assets	1.72%	1.62%	1.59%	1.61%	1.53%

Ratio of net investment income to average net assets	7.67%	7.17%	6.17%	6.80%	7.53%

Portfolio turnover rate	64.19%	77.94%	99.04%	79.90%	53.38%

†	Annualized.

*	Date of conversion to Class C shares.

#	Computed at the Fund level for the year ended December 31, 2008.

ø	Less than + or – $0.005.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Trustees and Shareholders of
Seligman High-Yield Fund of
Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman High-Yield Fund, one of the funds constituting Seligman High Income Fund Series, (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Fund of Seligman High Income Fund Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2009

Matters Relating to the Trustees’
Consideration of the Approval of the
Investment Management Services Agreement

Background

On July 7, 2008, RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the shareholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement with Seligman (the “Seligman Management Agreement”). In anticipation of the termination of the Seligman Management Agreement, at a meeting held on July 29, 2008, the trustees of Seligman High Income Fund Series then serving, of which the Fund is a separate series, unanimously approved an investment management agreement between the Fund and RiverSource (the “Proposed Advisory Agreement”). At the special meeting of shareholders of the Fund held on November 3, 2008, the shareholders approved the Proposed Advisory Agreement. The Transaction closed on November 7, 2008, and upon the closing, RiverSource became the investment advisor to the Fund.

Board Considerations

Prior to their approval of the Proposed Advisory Agreement, the trustees requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approval by, Seligman, RiverSource and Ameriprise.

In consultation with experienced counsel, who advised on the legal standards for consideration by the trustees, the trustees reviewed the Proposed Advisory Agreement with RiverSource. The independent trustees also discussed the proposed approval with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the trustees discussed the Transaction with Seligman, and the Transaction and RiverSource’s plans and intentions regarding the Fund with representatives of Ameriprise and RiverSource.

The trustees considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and trustees may have attributed different weights to the various factors. The trustees determined that the selection of RiverSource to advise the Fund, and the overall arrangements between the Fund and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the trustees considered relevant. The material factors and conclusions that formed the basis for the trustees’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance and its regulatory histories;

(iii)	an assessment of RiverSource’s compliance system by the Fund’s Chief Compliance Officer;

(iv)

that RiverSource and Ameriprise assured the trustees that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders;

(v)

that within the past year the trustees had performed a full annual review of the Seligman Management Agreement, as required by the Investment Company Act of 1940 (“1940 Act”), for the Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for the Fund was satisfactory;

(vi)

the potential benefits to the Fund of the combination of RiverSource and Seligman to the Fund, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities, including a new team of portfolio managers for the Fund; a continued high level of service to the Fund; and the potential for realization of economies of scale over time since the Fund will be part of a much larger fund complex;

Matters Relating to the Trustees’
Consideration of the Approval of the
Investment Management Services Agreement

(vii)	the fact that the Fund’s total advisory and administrative fees would not increase by virtue of the Proposed Advisory Agreement, but would remain the same;

(viii)	that RiverSource, and not the Fund, would bear the costs of obtaining all approvals of the Proposed Advisory Agreement;

(ix)	the qualifications of the personnel of RiverSource and Ameriprise that would provide advisory and administrative services to the Fund;

(x)	the terms and conditions of the Proposed Advisory Agreement, including the trustees’ review of differences from the Seligman Management Agreement;

(xi)

that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Fund; and

(xii)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families.

Nature, Extent and Quality of Services Provided

In considering the nature, extent and quality of the services to be provided under the Proposed Advisory Agreement, the trustees of the Fund considered, among other things, the expected impact of the Transaction on the operations of the Fund, the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, RiverSource’s compliance programs and compliance records, and presentations provided on the quality of RiverSource’s investment research capabilities and the other resources it and Ameriprise have indicated that they would dedicate to performing services for the Fund.

The trustees noted the professional experience and qualifications of the new portfolio management team proposed for the Fund and other senior personnel of RiverSource. The trustees considered a report by, the Fund’s Chief Compliance Officer, assessing RiverSource’s compliance system, which was followed by a private session with the Fund’s Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for the funds managed by RiverSource. The trustees also considered RiverSource’s presentation on the selection of brokers and dealers for portfolio transactions. As administrative services (provided under the Seligman Management Agreement) would be provided to the Fund by Ameriprise at no additional cost under a new administrative services agreement rather than pursuant to the Proposed Advisory Agreement, the trustees considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s and Ameriprise’s roles in coordinating the activities of the Fund’s other service providers. The trustees noted that Ameriprise intended to continue Seligman’s practice of sub-contracting administrative services provided by Seligman for the Fund to State Street Bank and Trust Company for the foreseeable future. The trustees concluded that, overall, they were satisfied with assurances from RiverSource and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Fund under the Proposed Advisory Agreement and the new administrative services agreement.

Costs of Services Provided and Profitability

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement, the trustees considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource’s proposed relationship with the Fund and discussed the assumptions of RiverSource and the limitations of the information provided. The trustees noted that RiverSource had undertaken to provide profitability information in connection with future contract continuances. The trustees also considered RiverSource’s financial condition based on information provided by it.

The trustees noted that the proposed fee under the Proposed Advisory Agreement was the same as provided under the Seligman Management Agreement. The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available

Matters Relating to the Trustees’
Consideration of the Approval of the
Investment Management Services Agreement

and is affected by numerous factors. In reviewing the projected profitability information, the trustees considered the effect of fall-out benefits on RiverSource’s expenses. The trustees concluded that they were satisfied that RiverSource’s estimated future profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The trustees reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The trustees also considered that broker-dealer affiliates of RiverSource, including a broker-dealer affiliate of Seligman (which became an affiliate of RiverSource following the closing of the Transaction) will receive 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (which also became a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits. The trustees noted that RiverSource may derive reputational and other benefits from its association with the Fund.

Investment Results

The trustees received and reviewed detailed performance information on the Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding approval of the Proposed Advisory Agreement. The trustees noted that a new portfolio manager was being proposed by RiverSource for the Fund and that such manager would use an investment process derived from that used by RiverSource High Yield Bond Fund, modified to comply with the Fund’s investment strategies as disclosed in its prospectus. The trustees discussed the portfolio management team, its investment strategy and process and historical performance record with representatives of RiverSource.

The trustees reviewed performance information of the Fund covering a wide range of periods, including the first six months of the calendar year, the preceding seven calendar years and annualized one-, three- and five-year rolling periods ending June 30, 2008. The trustees reviewed information comparing the Fund to the Lehman Brothers US Corporate High-Yield Index 2% Cap and the Lipper High Current Yield Fund Average, as well as performance relative to the other funds in the Lipper High Current Yield Fund Average and to a group of competitor funds selected by Seligman. The trustees noted that the results of RiverSource High Yield Bond Fund were generally better than that of the Fund for the comparable periods presented, although they lagged its JP Morgan Global High Yield Index benchmark in most periods.

The trustees recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Management Fee and Other Expenses

The trustees considered the proposed advisory fee rate to be paid by the Fund to RiverSource, which is the same as the management fee rate paid by the Fund under the Seligman Management Agreement. In addition to the materials provided by Seligman, RiverSource provided information regarding the fees for each of the RiverSource funds and managed accounts. The trustees noted that the effective advisory fee rates for the RiverSource funds in the same Lipper category as the Fund were lower than the proposed advisory fee rate for the Fund. The trustees recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

In considering the proposed advisory fee rate, the trustees noted that the management fee rate under the Seligman Management Agreement covers administrative services provided by Seligman, whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to the Fund pursuant to a separate administrative services agreement initially without a fee. The trustees further considered that the administrative fees, since they are not included in an advisory agreement, could be increased without stockholder approval, although RiverSource noted that, at that time, it did not have an intention to seek an

Matters Relating to the Trustees’
Consideration of the Approval of the
Investment Management Services Agreement

increase, and that any such administrative fee increase would require board approval. The trustees also noted RiverSource’s and Ameriprise’s covenants in the Transaction’s stock purchase agreement regarding compliance with Section 15(f) of the 1940 Act.

The trustees compared the Fund’s proposed advisory fee rate to the rate paid by other funds in the Fund’s Lipper category. The Fund’s peer group consisted of the funds in the Lipper High Current Yield Funds Average category having net assets in a range that more closely corresponds to the net assets of the Fund (the “peer group”). The information showed that the Fund’s current effective management fee rate was somewhat higher than the average and the median for the funds in the peer group. The trustees noted that the Fund’s fee rate schedule includes breakpoints although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year.

The trustees also reviewed the Fund’s total expense ratio as compared to the fees and expenses of funds within its peer group. In considering the expense ratios of the Fund, the trustees noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”). SDC provides services exclusively to the Seligman Group of Funds, and the trustees believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service. The trustees noted that RiverSource had previously indicated that no changes to the arrangements with SDC were being proposed at the time by RiverSource.

The trustees noted that the Fund’s expense ratio was nearly the highest in its peer group and considerably higher than the median and the average for the peer group. Seligman explained that the Fund’s relatively high expenses were attributable in part to the Fund’s small size relative to the funds in its peer group and high shareholder purchase and redemption activity levels, all of which adversely affected its expense ratio. The trustees concluded that the Fund’s expense ratio was acceptable in the Fund’s particular circumstances.

Economies of Scale

The trustees noted that the management fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels. The trustees recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The trustees do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers. The trustees also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The trustees noted that RiverSource had indicated that no changes to the Fund’s breakpoint arrangements were proposed to be made at the time. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances. The trustees also recognized that the Fund may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Proxy Results

Shareholders of Seligman High-Yield Fund voted on two proposals at a Special Meeting of Shareholders held on November 3, 2008. Shareholders voted in favor of each of the proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

For	Against	Abstain

35,151,212.467	1,628,616.196	1,480,787.304

Proposal 2 (combined votes of both Funds in the Series)

To elect ten trustees to the Board:

	For	Withheld

Kathleen Blatz	51,198,749.236	2,437,544.928

Arne H. Carlson	51,131,650.856	2,504,643.308

Pamela G. Carlton	51,203,587.404	2,432,706.760

Patricia M. Flynn	51,212,005.780	2,424,288.384

Anne P. Jones	51,129,788.135	2,506,506.029

Jeffrey Laikind	51,183,153.004	2,453,141.160

Stephen R. Lewis, Jr.	51,247,061.722	2,389,232.442

Catherine James Paglia	51,200,482.648	2,435,811.516

Alison Taunton-Rigby	51,166,054.471	2,470,239.693

William F. Truscott	51,230,947.413	2,405,346.751

Trustees and Officers

Shareholders elect a Board of Trustees that oversees the Fund’s operations. In connection with the acquisition of the Fund’s prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, shareholders of the Fund voted at a Special Meeting of Shareholders held on November 3, 2008 to elect 10 members to the Fund’s Board. Messrs. Maher and Richie served on the Fund’s Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Trustees

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Kathleen Blatz (54)[1,2,6,7] • Trustee: From November 7, 2008	Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998-2006.

Arne H. Carlson (74)[1,2,3,5,6] • Trustee: From November 7, 2008	Formerly, Chairman, RiverSource Funds, 1999-2006; Governor of Minnesota.

Pamela G. Carlton (54)[4,6,7] • Trustee: From November 7, 2008	President, Springboard — Partners in Cross Cultural Leadership (consulting company).

Patricia M. Flynn (58)[1,3,6] • Trustee: From November 7, 2008	Trustee Professor of Economics and Management, Bentley College. Formerly, Dean, McCallum Graduate School of Business, Bentley College.

Anne P. Jones (73)[1,2,6,7] • Trustee: From November 7, 2008	Attorney and Consultant.

Jeffrey Laikind, CFA (73)[4,6,7] • Trustee: From November 7, 2008	Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset Management.

Stephen R. Lewis, Jr. (69)[1,2,3,4,6] • Trustee and Chairman of the Board: From November 7, 2008	President Emeritus and Professor of Economics, Carleton College; Director, Valmont Industries, Inc. (manufactures irrigation systems).

John F. Maher (64)[4,6,7] • Trustee: December 2006 to Date

Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank).

See footnotes on page 38.

Trustees and Officers

Independent Trustees (continued)

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Catherine James Paglia (56)[2,3,4,5,6] • Trustee: From November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company).

Leroy C. Richie (66)[3,4,6] • Trustee: 2000 to Date

Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.

Alison Taunton-Rigby (64)[3,4,5,6] • Trustee: From November 7, 2008

Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health management programs). Formerly, President, Forester Biotech.

Interested Trustee*

William F. Truscott (48)*[6] • Trustee and Vice President: From November 7, 2008

President – US Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource Investments, LLC; Director, President and Chief Executive Officer, Ameriprise Certificate Company; and Chairman of the Board, Chief Executive Officer, and President, RiverSource Distributors, Inc. Formerly, Senior Vice President — Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005.

*

Mr. Truscott is considered an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	1 Board Governance Committee
2 Compliance Committee
3 Contracts Committee
4 Distribution Committee
5 Executive Committee
6 Investment Review Committee
7 Joint Audit Committee

Trustees and Officers

Fund Officers

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Trustee and Vice President of the Fund, the Fund’s other officers are:

Name, (Age), Position(s) held with Fund, Address	Principal Occupation(s) During Past Five Years

Patrick T. Bannigan (43) • President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474

Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC; Director and Vice President — Asset Management, Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004.

Michelle M. Keeley (44) • Vice President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474

Executive Vice President — Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC; Vice President — Investments, Ameriprise Certificate Company. Formerly, Senior Vice President — Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006.

Amy K. Johnson (43) • Vice President: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474

Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC. Formerly, Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004.

Scott R. Plummer (49) • Vice President, General Counsel and Secretary: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474

Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and Secretary, Ameriprise Certificate Company. Formerly, Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004.

Lawrence P. Vogel (52) • Treasurer: 2000 to Date • 100 Park Avenue New York, NY 10017

Treasurer of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 1992-2008.

Trustees and Officers

Fund Officers (continued)

Name, (Age), Position(s) held with Fund, Address	Principal Occupation(s) During Past Five Years

Eleanor T.M. Hoagland (56)
•     Chief Compliance
      Officer: 2004 to Date
•     Money Laundering
      Prevention Officer
      and Identity Theft
      Prevention Officer: From
      November 7, 2008
•     100 Park Avenue
      New York, NY 10017

Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to November 7, 2008), of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman Group of Funds since November 7, 2008. Formerly, Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 2004-2008.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Required Federal Income Tax Information
(unaudited)

Dividends paid for the year ended December 31, 2008, other than qualified dividend income, are subject to federal income tax as “ordinary income.” In order to claim the dividends received deduction for these distributions, corporate shareholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date. Under the Internal Revenue Code, the dividends paid to corporate shareholders that qualify for the dividends received deduction were as follows:

Dividends Received Deduction Percent

Class A	1.26%

Class B	1.44

Class C	1.15

Class D	1.90

Class I	1.18

Class R	1.23

For the year ended December 31, 2008, the Fund designates the following as qualified dividends to individual shareholders:

Qualified Dividends Percent

Class A	0.97%

Class B	1.11

Class C	0.89

Class D	1.46

Class I	0.91

Class R	0.94

In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Additional Fund Information

Fund Symbols
Class A: SHYBX
Class B: SBBHX
Class C: SHCCX
Class R: SHYRX

Manager
From November 7, 2008
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 55474

Until November 6, 2008
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

General Distributor
RiverSource Fund Distributors, Inc.
(formerly Seligman Advisors, Inc.)
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries to:
P.O. Box 9759
Providence, RI o2940-9759

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Important Telephone Numbers

(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Go paperless —
sign up for E-Delivery
at www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman High-Yield Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

       TXHY2 12/08

Seligman
U.S. Government
Securities Fund

Annual Report
December 31, 2008

Seeking High Current

Income by Investing in

US Government Securities

1

Interview With Your Portfolio Manager

Note: In conjunction with the acquisition of the Fund’s previous investment manager by RiverSource Investments, LLC, the Seligman Investment Grade Team is no longer responsible for the portfolio management of the Fund. The Fund is now managed by RiverSource Investments.

Q.	How did Seligman U.S. Government Securities Fund perform during the year ended December 31, 2008?

A.

For the year ended December 31, 2008, Seligman U.S. Government Securities Fund posted a total return of 8.8%, based on the net asset value of Class A shares. In comparison, the Fund’s peers, as measured by the Lipper General US Government Funds Average returned 7.3%. The Barclays Capital Government Bond Index returned 12.4%. The Blended Index, which is comprised of an equal 50% weighting in the Barclays Capital Government Bond Index and the Barclays Capital Fixed-Rate Mortgage Backed Securities Index, returned 10.5%.

Q.	How did market conditions and economic events impact the performance of the Fund during the year?

A.

The economic landscape during the year ended can be characterized by several major themes: further erosion in the housing market as prices remained on a downward trend, significant selling pressure as a result of deflating consumer confidence, continued large bank and brokerage firm write-offs which accelerated an ongoing flight to quality and credit contraction, and the significant widening of spreads.

Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed and banks and brokers reined in capital as the financial system continued to absorb losses related to subprime debt. The combined crises in housing, the credit market, and the economy spurred an activist Federal Reserve Board (the Fed) and the Administration to take unprecedented steps to shore up the economy.

As the year unfolded, concerns regarding the housing market spread to other asset classes. Fears of spreading credit problems led to an overwhelming unwillingness by banks and other financial institutions to lend. Ongoing declines in asset values at financial institutions effectively resulted in a dysfunctional lending market in the US. The collapse of credit growth, along with the continued erosion of household net worth due to weakening housing and equity markets severely hampered consumer spending.

In September we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into conservatorship. On September 15, Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were wide-spread. Several cash management funds with exposure to Lehman debt suffered, with the net asset value of the Reserve Primary Fund falling below $1 per share — “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks.

The downgrading of AIG’s credit rating led to a liquidity crisis (its stock price suffered a 95% decline on September 16, 2008) that ended in the largest government bailout of a company in US history. Merrill Lynch quickly sold itself to Bank of America, and commercial banks WAMU and Wachovia were quickly sold to JPMorgan Chase and Wells Fargo, respectively.

2

Interview With Your Portfolio Manager

Interest rates fell significantly during the period as investors fled riskier assets for the relative safety of Treasuries, pushing prices higher and yields lower. Away from Treasuries, however, other fixed income sectors posted less-strong results. Securities with credit risk — especially those with mortgage-related credit risk — faced significant selling pressure during the July and August “credit panic.” Although the market stabilized temporarily in the fall, November brought a fresh round of panic as the market was spooked by increasing talk of an impending recession — a conversation that continued through the end of the year.

Q.	What investment strategies and techniques materially impacted the Fund’s performance during the year?

A.

One of the Fund’s principal strategies during the year, and one that benefitted the Fund’s performance during the year, was to maintain a duration that exceeded that of the benchmark. This strategy was employed to enable the portfolio to participate in the ongoing rally in US Treasuries as investors broadly sought higher quality instruments, as well as in anticipation of continued sluggish growth.

Though its allocation to mortgage-backed securities was decreased in the second half of the year, the Fund’s exposure to this asset class detracted from the Fund’s results, as mortgage-backed securities posted positive returns but underperformed both agency securities and Treasuries during the annual period. That said, issue selection within mortgage-backed securities boosted returns, particularly the Fund’s emphasis on premium coupon securities. Higher coupon mortgage-backed securities outperformed lower coupon mortgage-backed securities for the period.

At the end of December, we believed that fixed income market fundamentals had taken a back seat in investors’ minds to technical factors and to overly-pessimistic fears regarding both liquidity and the U.S. economy, causing rates to decline more than was warranted. Thus, we intend to position the Fund to take advantage of the compelling valuations that we saw in the last months of the period and to participate in the recovery of high quality spread sectors, or non-Treasury sectors, that we anticipate for 2009 when fears have hopefully subsided and liquidity returns to the markets. We expect economic growth prospects and the potential for higher inflation to ultimately recapture investors’ attention.

The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, and person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

3

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman U.S. Government Securities Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

The chart on page 5 compares $10,000 hypothetical investments made in Class A shares, with and without the initial 4.5% maximum sales charge, and in Class B shares, without contingent deferred sales charge (“CDSC”), to $10,000 investments made in the Barclays Capital Government Bond Index and the Blended Index for the ten-year period ended December 31, 2008. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. The performance of Class C and Class R shares, which commenced on later dates, and of Class A and Class B shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class C and Class R shares will differ from the performance shown for Class A and Class B shares, based on the differences in sales charges and fees paid by shareholders.

Returns for Class A shares are calculated with and without the effect of the initial 4.5% maximum sales charge that became effective on January 7, 2008. Although for all periods presented the Fund’s Class A shares reflect the 4.5% maximum sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if the 4.75% maximum sales charge then in effect was incurred. Returns for Class B shares are calculated with and without the effect of the maximum 5% CDSC, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

4

Performance and Portfolio Overview

Investment Results

Total Returns
For Periods Ended December 31, 2008

		Average Annual

	Six Months*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99	Class R Since Inception 4/30/03

Class A

With Sales Charge	2.26%	3.82%	2.66%	3.80%	n/a	n/a

Without Sales Charge	7.12	8.76	3.61	4.28	n/a	n/a

Class B

With CDSC†	1.86	3.08	2.47	n/a	n/a	n/a

Without CDSC	6.86	8.08	2.83	3.66 ‡	n/a	n/a

Class C

With 1% CDSC	5.71	6.94	n/a	n/a	n/a	n/a

Without CDSC	6.71	7.94	2.83	n/a	3.98%	n/a

Class R

With 1% CDSC	5.99	7.50	n/a	n/a	n/a	n/a

Without CDSC	6.99	8.50	3.33	n/a	n/a	2.92%

Benchmarks**

Barclays Capital Government Bond Index	10.13	12.39	6.06	6.16	6.67	5.48

Blended Index	8.36	10.46	5.83	6.12	6.46	5.36

Lipper General US Government Funds Average	6.51	7.27	4.18	4.68	5.12	3.63

See footnotes on page 6.

5

Performance and Portfolio Overview

Investment Results
 Net Asset Value Per Share

	12/31/08	6/30/08	12/31/07

Class A	$7.34	$6.94	$6.95

Class B	7.36	6.95	6.96

Class C	7.35	6.95	6.96

Class R	7.34	6.94	6.95

Durationøøø
December 31, 2008			4.1 years

Dividend Per Share and Yield Information For Periods Ended December 31, 2008

Dividends Paidø	SEC 30-Day Yieldsøø

$0.208	1.55%

0.156	0.85

0.156	0.85

0.192	1.34

*	Returns for periods of less than one year are not annualized.

**

The Barclays Capital Government Bond Index (the “Barclays Capital Index”), the Blended Index, and the Lipper General US Government Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of dividends and exclude the effect of fees, taxes and sales charges. The Barclays Capital Index and the Blended Index also exclude the effect of expenses. The Lipper Average includes funds that invest at least 65% of their assets in US government and government agency issues. The Barclays Capital Index is a benchmark index made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and 20+ Year Treasury Index. The Blended Index is an index created by J.W. Seligman & Co. Incorporated (“JWS”), the Fund’s former investment manager. The Blended Index consists of a fifty percent equal weighting in the Barclays Capital Index and the Barclays Capital Fixed-Rate Mortgage Backed Securities Index (the “Barclays Capital MBS Index”), which covers the fixed-rate agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). In JWS’s view, the Blended Index better represents the securities in which the Fund expects to invest since Fund shareholders approved amendments to the Fund’s principal investment strategies in October 2005. The Fund’s holdings, however, may not be evenly weighted among the securities covered by the Barclays Capital Index and Barclays Capital MBS Index, and the weighting of the Fund’s holdings may vary significantly among such securities. The Fund is actively managed and its holdings are subject to change. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% if you sell your shares within one year of purchase, and 2% for the five-year period.

‡	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

ø	Represents per share amount paid or declared for the year ended December 31, 2008.

øø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2008, has been computed in accordance with SEC regulations and will vary.

øøø

Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to present time.

Composition of Net Assets

	Percentage of Net Assets

	12/31/08	12/31/07

US Treasury Securities	27.3	21.2

Other US Full Faith and Credit Obligations	1.6	3.1

US Government Agency Obligations	18.3	14.0

Mortgage-Backed Securities	45.7	61.7

Short-Term Holdings and Other Assets Less Liabilities	7.1	—

Total	100.0	100.0

6

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2008 and held for the entire six-month period ended December 31, 2008.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning Account Value 7/1/08	Annualized Expense Ratio*	Ending Account Value 12/31/08	Expenses Paid During Period 7/1/08 to 12/31/08**	Ending Account Value 12/31/08	Expenses Paid During Period 7/1/08 to 12/31/08**

Class A	$1,000.00	1.41%	$1,071.20	$7.34	$1,018.05	$7.15

Class B	1,000.00	2.18	1,068.60	11.34	1,014.18	11.04

Class C	1,000.00	2.19	1,067.10	11.38	1,014.13	11.09

Class R	1,000.00	1.68	1,069.90	8.74	1,016.69	8.52

*

Expenses of Class B, Class C and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**

Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2008 to December 31, 2008, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

7

Portfolio of Investments
December 31, 2008

	Principal Amount		Value
US Full Faith and Credit Obligations 28.9%

US Treasury Bonds:

1.75%, 1/15/2028	$517,060		$477,877

5.375%, 2/15/2031	375,000		515,391

4.5%, 2/15/2036	585,000		777,411

US Treasury Inflation-Protected Security:

2%, 1/15/2014	363,469		344,500

2%, 1/15/2016	283,798		271,870

US Treasury Notes:

2.125%, 4/30/2010	260,000		266,297

4.5%, 2/28/2011	175,000	†	189,274

4.875%, 6/30/2012	735,000		826,358

4.125%, 8/31/2012	2,830,000	†	3,130,690

2%, 11/30/2013	3,415,000		3,504,647

1.5%, 12/31/2013	3,950,000		3,942,285

4%, 2/15/2014	405,000		459,169

4.625%, 11/15/2016	1,000,000		1,180,938

4.25%, 11/15/2017	3,315,000		3,862,754

1.375%, 7/15/2018	251,165		234,977

3.75%, 11/15/2018	2,672,000	†	3,025,620

US Treasury STRIPS Principal 6.5%, 11/15/2026*	2,400,000		1,383,754

Total US Full Faith and Credit Obligations (Cost $22,581,796)			24,393,812

US Government Agency ObligationsØ 18.3%

Fannie Mae:

3.255%, 6/9/2010	580,000		598,379

3.25%, 8/12/2010	870,000		901,421

4.75%, 11/19/2012	730,000	†	804,027

5%, 2/13/2017	2,500,000	†	2,841,022

5%, 7/9/2018	500,000	†	487,855

Federal Home Loan Bank:

2.625%, 5/20/2011	2,565,000	†	2,624,988

3.625%, 10/18/2013	2,000,000		2,106,294

5%, 11/17/2017	500,000		574,295

Freddie Mac:

6%, 6/15/2011	500,000		554,465

5.5%, 8/20/2012	2,610,000	†	2,915,370

5%, 7/15/2014	900,000		1,015,163

Total US Government Agency Obligations (Cost $14,393,850)			15,423,279

Mortgage-Backed SecuritiesØØ 45.7%

Fannie MaeØ:

4.5%, 12/1/2020	984,015		1,009,978

5%, 6/25/2025	2,000,000	†	1,996,232

4.841%, 11/1/2034#	1,075,007		1,074,852

4.737%, 8/1/2035#	1,298,779		1,296,274

See footnotes on page 9.

8

Portfolio of Investments
December 31, 2008

	Principal Amount or Shares		Value
Fannie Mae: (continued)

5.5%, 2/1/2036	$1,983,750		$2,036,217

5.356%, 4/1/2036#	814,154		830,420

6.047%, 4/1/2036#	1,296,704		1,328,454

5.959%, 8/1/2036#	668,034		683,885

5.82%, 9/1/2037#	972,667		999,044

6.5%, 9/1/2037	2,022,594		2,071,945

6.5%, 12/1/2037	3,570,489	†	3,713,108

6.5%, TBA 1/2009	3,000,000		3,115,782

Freddie MacØ:

6.161%, 8/1/2036#	779,970		791,849

6.109%, 12/1/2036#	1,521,409		1,566,099

Freddie Mac GoldØ:

5%, 5/1/2018	1,377,928		1,422,680

5.5%, 10/1/2018	1,196,107		1,237,400

7%, 4/1/2038	386,101		400,985

6%, TBA 1/2009	1,000,000		1,030,156

4.5%, TBA 1/2009	3,000,000		3,067,500

5.5%, TBA 1/2009	3,250,000		3,326,680

5.5%, TBA 1/2009	2,800,000		2,882,687

Ginnie Mae:

5%, 5/20/2029	440,232		444,248

5.5%, 10/15/2035	1,597,777		1,650,071

Small Business Administration 5.199%, 8/10/2012	493,280		501,515

Total Mortgage-Backed Securities (Cost $37,834,163)			38,478,061

Short Term Holdings 22.2%

Federal Home Loan Bank 0.28%, 3/25/2009	2,500,000	†	2,499,745

US Treasury Bill 0.50%, 10/22/2009	2,000,000		1,994,742

US Treasury Note 3.5%, 8/15/2009	1,500,000		1,529,825

SSgA U.S. Treasury Money Market Fund	12,673,821	shs.	12,673,821

Total Short-Term Holdings (Cost $18,645,168)			18,698,133

Total Investments (Cost $93,454,977) 115.1%			96,993,285

Other Assets Less Liabilities (15.1)%			(12,732,996)

Net Assets 100.0%			$84,260,289

*	STRIPS (Separate Trading of Registered Interest and Principal of Securities) Principal is purchased at a discount, receives no interest and receives a single payment at maturity.

Ø	Securities issued by these agencies are neither guaranteed nor issued by the United States Government.

ØØ

Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

#	Floating rate security, the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at December 31, 2008.

†	At December 31, 2008, these securities with a total value of $24,007,650 were held as collateral for the TBA securities.

TBA—To be announced.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities
December 31, 2008

Assets:

Investments, at value:

US Full Faith and Credit Obligations (cost $22,581,796)	$24,393,812

US Government Agency Obligations (cost $14,393,850)	15,423,279

Mortgage-Backed Securities (cost $37,834,163)	38,478,061

Short-Term Holdings (cost $18,645,168)	18,698,133

Total investments (cost $93,454,977)	96,993,285

Cash (including restricted cash of $10,000)	27,916

Receivable for shares of Beneficial Interest sold	936,132

Dividends and interest receivable	477,354

Paydown receivable	39,511

Expenses prepaid to shareholder service agent	4,816

Other	2,674

Total Assets	98,481,688

Liabilities:

Payable for securities purchased	13,260,070

Payable for shares of Beneficial Interest repurchased	781,272

Dividends payable	62,173

Distribution and service fees (12b-1) payable	37,937

Management fees payable	35,224

Accrued expenses and other	44,723

Total Liabilities	14,221,399

Net Assets	$84,260,289

Composition of Net Assets:

Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 11,470,030 shares outstanding):

Class A	$6,702

Class B	1,215

Class C	2,944

Class R	609

Additional paid-in capital	87,269,498

Dividends in excess of net investment income (Note 7)	(21,148)

Accumulated net realized loss (Note 7)	(6,537,839)

Net unrealized appreciation of investments	3,538,308

Net Assets	$84,260,289

Net Asset Value Per Share:

Class A ($49,207,829 ÷ 6,702,682 shares)	$7.34

Class B ($8,941,291 ÷ 1,215,366 shares)	$7.36

Class C ($21,645,636 ÷ 2,943,964 shares)	$7.35

Class R ($4,465,533 ÷ 608,018 shares)	$7.34

See Notes to Financial Statements.

10

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:

Interest	$2,934,730

Dividends	332

Other	244

Total Investment Income	2,935,306

Expenses:

Distribution and service (12b-1) fees	371,653

Management fee	355,918

Shareholder account services	334,511

Registration	65,833

Auditing and legal fees	39,360

Custody and related services	31,533

Shareholder reports and communications	23,939

Trustees’ fees and expenses	5,509

Miscellaneous	8,624

Total Expenses	1,236,880

Net Investment Income	1,698,426

Net Realized and Unrealized Gain on Investments:

Net realized gain on investments	1,857,879

Net change in unrealized appreciation of investments	2,454,089

Net Gain on Investments	4,311,968

Increase in Net Assets from Operations	$6,010,394

See Notes to Financial Statements.

11

Statements of Changes In Net Assets

	Year Ended December 31,

	2008	2007

Operations:

Net investment income	$1,698,426	$2,066,771

Net realized gain on investments	1,857,879	57,571

Net change in unrealized appreciation of investments	2,454,089	1,091,242

Increase in Net Assets from Operations	6,010,394	3,215,584

Distributions to Shareholders:

Net investment income:

Class A	(1,132,757)	(1,382,704)

Class B	(148,122)	(181,998)

Class C	(234,492)	(121,185)

Class D	(109,184)	(321,812)

Class R	(73,871)	(51,517)

Total	(1,698,426)	(2,059,216)

Dividends in excess of net investment income

Class A	(120,687)	—

Class B	(15,782)	—

Class C	(24,984)	—

Class D	(11,633)	—

Class R	(7,870)	—

Total	(180,956)	—

Decrease in Net Assets from Distributions	(1,879,382)	(2,059,216)

Transactions in Shares of Beneficial Interest:

Net proceeds from sales of shares	14,518,267	6,212,172

Investment of distributions	1,624,673	1,714,738

Exchanged from associated funds	39,761,476	6,781,291

Total	55,904,416	14,708,201

Cost of shares repurchased	(26,915,633)	(16,229,260)

Exchanged into associated funds	(6,378,414)	(5,688,660)

Total	(33,294,047)	(21,917,920)

Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	22,610,369	(7,209,719)

Increase (Decrease) in Net Assets	26,741,381	(6,053,351)

Net Assets:

Beginning of year	57,518,908	63,572,259

End of Year (net of dividends in excess of net investment income of $21,148 and $24,156, respectively)	$84,260,289	$57,518,908

See Notes to Financial Statements.

12

Notes to Financial Statements

1.

Organization and Multiple Classes of Shares — Seligman U.S. Government Securities Fund (the “Fund”) is a series of Seligman High Income Fund Series (the “Series”), which is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company (Note 11). The Fund offers the following four classes of shares:

Class A shares are sold with an initial sales charge of up to 4.5% (4.75% prior to January 7, 2008) and are subject to a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans that have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but in the event of a plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Trustees of the Series approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their relative net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation and Risk — Investments in US Government and Government agency obligations are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if RiverSource Investments, LLC (“RiverSource” or the “Manager”) believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the

13

Notes to Financial Statements

60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less. Investments in money market funds are valued at net asset value.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 – quoted prices in active markets for identical investments; Level 2 – other significant observable inputs (including quoted prices in inactive markets or for similar investments, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 3). Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

US government securities are subject to interest rate risk, prepayment risk, credit risk and market risk. Securities that are not guaranteed by the US Government may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest.

b.

Securities Purchased and Sold on a TBA Basis — The Fund may purchase or sell securities (typically mortgage-backed securities) on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above. The Fund segregates securities as collateral for its obligations to purchase TBA mortgage securities.

c.

Mortgage Dollar Rolls — The Fund may enter into mortgage dollar roll transactions using TBAs in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a sale and purchase transaction, with any gain or loss recognized at the time of each sale. The Fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

d.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2008, distribution and service (12b-1) fees were the only class-specific expenses.

f.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of portfolio securities for financial reporting purposes.

g.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

h.

Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be

14

Notes to Financial Statements

taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2005-2008 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2008.

3.	Fair Value Measurements — A summary of the value of the Fund’s investments as of December 31, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value

Level 1 – Quoted Prices in Active Markets for Identical Investments	$12,673,821

Level 2 – Other Significant Observable Inputs	84,319,464

Level 3 – Significant Unobservable Inputs	—

Total	$96,993,285

4.	Management and Distribution Services, and Other Related-Party Transactions —

a.

Management and Administrative Services — On November 7, 2008, RiverSource, investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“JWS”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held earlier in November 2008) a new Investment Management Services Agreement between RiverSource and the Fund, RiverSource is the new investment manager of the Fund effective November 7, 2008.

The Manager receives a fee (and, prior to November 7, 2008, JWS received a fee), calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets. For the year ended December 31, 2008, RiverSource received $61,258 of such fee and the balance was paid to JWS.

Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise administers certain aspects of the Fund’s business and other affairs at no cost. Ameriprise provides the Fund with office space, and certain administrative and other services and executive and other personnel as are necessary for Fund operations. Ameriprise pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource and of the officers and other personnel of the Fund. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Investment Management Services Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the Fund will inform shareholders prior to the effectiveness of such increase. Prior to November 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Fund.

b.

Distribution Services — For the year ended December 31, 2008, RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.) (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $10,293 from sales of Class A shares. Commissions of $60,052 were also paid to dealers for sales of Class A shares.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2008, fees incurred under the Plan aggregated $103,242, or 0.25% per annum of the average daily net assets of Class A shares.

15

Notes to Financial Statements

Under the Plan, with respect to Class B shares, Class C shares, Class D shares (only through May 16, 2008), and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2008, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares amounted to $76,276, $129,748, $46,701, and $15,686, respectively.

The Distributor and RiverSource Services, Inc. (formerly Seligman Services, Inc.), also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2008, the Distributor and RiverSource Services, Inc. received distribution and service (12b-1) fees of $9,438.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2008, such charges amounted to $9,328. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

c.

Transfer Agent and Shareholder Services — For the year ended December 31, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $334,511 for shareholder account services in accordance with a methodology approved by the Fund’s trustees.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranty”). The lease and the related Guaranty expire in January 2019. The obligation of the Series to pay any amount due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2008, the Series’ potential obligation under the Guaranty is $527,500. As of December 31, 2008, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranty. The Fund would bear a portion of any payments made by the Series under the Guaranty. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Series’ Board has approved RiverSource Service Corporation (“RSC”) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp., effective on or about May 9, 2009. RSC is an affiliate of RiverSource. The fees and expenses expected to be charged to the Fund by RSC are generally lower than the fees and expenses charged by Seligman Data Corp. Nevertheless, as a result of the termination of the relationship with Seligman Data Corp., the Fund will incur certain non-recurring charges, including charges relating to Seligman Data Corp.’s leases, that would in the aggregate approximate 0.16% of the Fund’s net assets as of January 23, 2009 (the “Non-Recurring Charges”). These Non-Recurring Charges will be incurred over a period of several months beginning January 28, 2009. Fund shareholders would bear their proportionate share of the Fund’s expenses, including the Non-Recurring Charges.

d.

Trustees’ Fees and Expenses — Trustees’ fees and expenses includes the compensation of Board members who are not employees of RiverSource and the Fund’s proportionate share of certain expenses of a company providing limited administrative services to the Fund and the other Seligman

16

Notes to Financial Statements

and RiverSource Funds. These expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses.

The Series has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman and RiverSource Groups of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in trustees’ fees and expenses, and the accumulated balance thereof at December 31, 2008, of $867 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

Certain officers and trustees of the Series are officers or directors of the Manager, Ameriprise, the Distributor, RiverSource Services, Inc., RSC, and/or Seligman Data Corp.

5.

Committed Line of Credit — The Fund is a participant in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The trustees have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2008, the Fund did not borrow from the credit facility.

6.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2008, amounted to $262,156,724 and $239,615,414, respectively.

7.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2008, the cost of investments for federal income tax purposes was $93,517,606. The tax basis cost was greater than the cost for financial reporting purposes due to the deferral of losses on wash sales of $41,407 and the amortization of premium for financial reporting purposes of $21,222.

At December 31, 2008, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$3,547,810

Gross unrealized depreciation of portfolio securities	(72,131)

Net unrealized appreciation of portfolio securities	3,475,679

Capital loss carryforwards	(6,496,525)

Undistributed ordinary income	866

Total accumulated losses	$(3,019,980)

17

Notes to Financial Statements

At December 31, 2008, the Fund had net capital loss carryforwards for federal income tax purposes of $6,496,525, which are available for offset against future taxable net capital gains, with $2,553,158 expiring in 2012, $1,912,635 expiring in 2013, and $2,030,732 expiring in 2014. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There can be no assurance that the Fund will be able to utilize all of these capital loss carryforwards before they expire. During the year ended December 31, 2008, the Fund utilized $1,655,259 or prior years’ capital loss carryforwards to offset current year’s net capital gains.

For the years ended December 31, 2008 and 2007, all distributions to shareholders were ordinary income for tax purposes.

8.	Transactions in Shares of Beneficial Interest — Transactions in Shares of Beneficial Interest were as follows:

	Year Ended December 31,

	2008		2007

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	909,798	$6,426,560	330,169	$2,250,085

Investment of distributions	150,292	1,054,586	164,842	1,120,783

Exchanged from associated funds	3,237,683	22,768,697	467,532	3,201,817

Converted from Class B*	288,533	2,029,969	204,624	1,390,068

Total	4,586,306	32,279,812	1,167,167	7,962,753

Cost of shares repurchased	(2,604,040)	(18,231,134)	(1,329,688)	(9,070,085)

Exchanged into associated funds	(510,632)	(3,577,014)	(584,026)	(3,980,147)

Total	(3,114,672)	(21,808,148)	(1,913,714)	(13,050,232)

Increase (decrease)	1,471,634	$10,471,664	(746,547)	$(5,087,479)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	144,180	$1,020,768	19,111	$130,412

Investment of distributions	20,128	141,355	20,939	142,602

Exchanged from associated funds	958,803	6,752,264	131,564	901,715

Total	1,123,111	7,914,387	171,614	1,174,729

Cost of shares repurchased	(199,495)	(1,408,901)	(334,128)	(2,280,744)

Exchanged into associated funds	(97,394)	(685,996)	(73,597)	(500,718)

Converted to Class A*	(287,798)	(2,029,290)	(204,103)	(1,389,467)

Total	(584,687)	(4,124,187)	(611,828)	(4,170,929)

Increase (decrease)	538,424	$3,790,200	(440,214)	$(2,996,200)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	352,507	$2,477,941	20,200	$138,160

Investment of distributions	32,096	225,023	14,063	95,830

Exchanged from associated funds	1,124,403	7,911,952	98,866	676,141

Converted from Class D**	1,722,582	12,075,298	—	—

Total	3,231,588	22,690,214	133,129	910,131

Cost of shares repurchased	(575,940)	(4,047,977)	(98,862)	(673,174)

Exchanged into associated funds	(272,956)	(1,916,690)	(86,768)	(592,383)

Total	(848,896)	(5,964,667)	(185,630)	(1,265,557)

Increase (decrease)	2,382,692	$16,725,547	(52,501)	$(355,426)

See footnotes on page 19.

18

Notes to Financial Statements

	Year Ended December 31,

	2008†		2007

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	204,553	$1,441,119	327,306	$2,233,964

Investment of dividends	17,454	122,831	44,836	305,278

Exchanged from associated funds	315,869	2,231,550	291,266	1,990,662

Total	537,876	3,795,500	663,408	4,529,904

Cost of shares repurchased	(321,774)	(2,271,590)	(521,512)	(3,550,798)

Exchanged into associated funds	(25,539)	(180,119)	(90,173)	(615,412)

Converted to Class C**	(1,722,581)	(12,075,298)	—	—

Total	(2,069,894)	(14,527,007)	(611,685)	(4,166,210)

Increase (decrease)	(1,532,018)	$(10,731,507)	51,723	$363,694

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	447,837	$3,151,200	214,181	$1,458,949

Investment of distributions	11,530	80,878	7,386	50,247

Exchanged from associated funds	13,679	97,013	1,605	10,955

Total	473,046	3,329,091	223,172	1,520,151

Cost of shares repurchased	(136,565)	(956,031)	(96,174)	(654,459)

Exchanged into associated funds	(2,667)	(18,595)	—	—

Total	(139,232)	(974,626)	(96,174)	(654,459)

Increase	333,814	$2,354,465	126,998	$865,692

*

Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

**	Effective May 16, 2008, Class D shares were converted to Class C shares.

†	January 1, 2008 to May 16, 2008, in the case of Class D shares.

9.

Other Matters — In late 2003, JWS conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The

19

Notes to Financial Statements

NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10.

Recent Accounting Pronouncement — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133,” which requires enhanced disclosures about a fund’s derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

11.

Subsequent Events — On January 8, 2009, the Series’ Board approved in principle the merger of the Fund into RiverSource Short Duration U.S. Government Fund. The completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Fund during the first or second quarter of 2009, and that a special meeting of shareholders to consider such merger will be scheduled for the second quarter of 2009.

20

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges, fees or transaction costs on your investments or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

	Year Ended December 31,

Class A	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$6.95	$6.80	$6.89	$7.10	$7.23

Income (Loss) from Investment Operations:

Net investment income	0.18	0.26	0.24	0.20	0.19

Net realized and unrealized gain (loss) on investments	0.42	0.15	(0.09)	(0.20)	(0.11)

Total from Investment Operations	0.60	0.41	0.15	—	0.08

Less Distributions:

Dividends from net investment income	(0.18)	(0.26)	(0.24)	(0.20)	(0.19)

Dividends in excess of net investment income	(0.03)	—	—	(0.01)	(0.02)

Total Distributions	(0.21)	(0.26)	(0.24)	(0.21)	(0.21)

Net Asset Value, End of Year	$7.34	$6.95	$6.80	$6.89	$7.10

Total Return	8.76%	6.10%	2.33%	—%	1.09%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$49,208	$36,335	$40,676	$44,402	$47,553

Ratio of expenses to average net assets	1.46%	1.52%	1.42%	1.50%	1.31%

Ratio of net investment income to average net assets	2.62%	3.80%	3.55%	2.90%	2.66%

Portfolio turnover rate	327.26%	204.04%	347.09%	286.60%	133.02%

See footnotes on page 25.

21

Financial Highlights

	Year Ended December 31,

Class B	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$6.96	$6.82	$6.90	$7.12	$7.25

Income (Loss) from Investment Operations:

Net investment income	0.13	0.21	0.19	0.15	0.14

Net realized and unrealized gain (loss) on investments	0.43	0.14	(0.08)	(0.21)	(0.11)

Total from Investment Operations	0.56	0.35	0.11	(0.06)	0.03

Less Distributions:

Dividends from net investment income	(0.13)	(0.21)	(0.19)	(0.15)	(0.14)

Dividends in excess of net investment income	(0.03)	—	—	(0.01)	(0.02)

Total Distributions	(0.16)	(0.21)	(0.19)	(0.16)	(0.16)

Net Asset Value, End of Year	$7.36	$6.96	$6.82	$6.90	$7.12

Total Return	8.08%	5.15%	1.73%	(0.88)%	0.34%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$8,941	$4,713	$7,619	$13,986	$24,045

Ratio of expenses to average net assets	2.22%	2.28%	2.17%	2.26%	2.06%

Ratio of net investment income to average net assets	1.86%	3.04%	2.80%	2.14%	1.91%

Portfolio turnover rate	327.26%	204.04%	347.09%	286.60%	133.02%

See footnotes on page 25.

22

Financial Highlights

	Year Ended December 31,

Class C	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$6.96	$6.82	$6.90	$7.11	$7.25

Income (Loss) from Investment Operations:

Net investment income	0.13	0.21	0.19	0.15	0.14

Net realized and unrealized gain (loss) on investments	0.42	0.14	(0.08)	(0.20)	(0.12)

Total from Investment Operations	0.55	0.35	0.11	(0.05)	0.02

Less Distributions:

Dividends from net investment income	(0.13)	(0.21)	(0.19)	(0.15)	(0.14)

Dividends in excess of net investment income	(0.03)	—	—	(0.01)	(0.02)

Total Distributions	(0.16)	(0.21)	(0.19)	(0.16)	(0.16)

Net Asset Value, End of Year	$7.35	$6.96	$6.82	$6.90	$7.11

Total Return	7.94%	5.15%	1.84%	(0.74)%	0.20%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$21,646	$3,906	$4,185	$6,016	$9,764

Ratio of expenses to average net assets	2.22%	2.28%	2.17%	2.26%	2.06%

Ratio of net investment income to average net assets	1.86%	3.04%	2.80%	2.14%	1.91%

Portfolio turnover rate	327.26%	204.04%	347.09%	286.60%	133.02%

See footnotes on page 25.

23

Financial Highlights

	1/1/08 to 5/16/08*		Year Ended December 31,

Class D			2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$6.96		$6.82	$6.90	$7.11	$7.24

Income (Loss) from Investment Operations:

Net investment income	0.07		0.21	0.19	0.15	0.14

Net realized and unrealized gain (loss) on investments	0.05		0.14	(0.08)	(0.20)	(0.11)

Total from Investment Operations	0.12		0.35	0.11	(0.05)	0.03

Less Distributions:

Dividends from net investment income	(0.07)		(0.21)	(0.19)	(0.15)	(0.14)

Dividends in excess of net investment income	—		—	—	(0.01)	(0.02)

Total Distributions	(0.07)		(0.21)	(0.19)	(0.16)	(0.16)

Net Asset Value, End of Period	$7.01		$6.96	$6.82	$6.90	$7.11

Total Return	1.70%		5.15%	1.70%	(0.74)%	0.34%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	—		$10,660	$10,091	$10,992	$11,556

Ratio of expenses to average net assets	2.25	%†	2.28%	2.17%	2.26%	2.06%

Ratio of net investment income to average net assets	2.59	%†	3.04%	2.80%	2.14%	1.91%

Portfolio turnover rate	327.26	%Ø	204.04%	347.09%	286.60%	133.02%

See footnotes on page 25.

24

Financial Highlights

	Year Ended December 31,

Class R	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$6.95	$6.81	$6.89	$7.10	$7.23

Income (Loss) from Investment Operations:

Net investment income	0.17	0.24	0.22	0.18	0.17

Net realized and unrealized gain (loss) on investments	0.41	0.14	(0.08)	(0.20)	(0.11)

Total from Investment Operations	0.58	0.38	0.14	(0.02)	0.06

Less Distributions

Dividends from net investment income	(0.17)	(0.24)	(0.22)	(0.18)	(0.17)

Dividends in excess of net investment income	(0.02)	—	—	(0.01)	(0.02)

Total Distributions	(0.19)	(0.24)	(0.22)	(0.19)	(0.19)

Net Asset Value, End of Year	$7.34	$6.95	$6.81	$6.89	$7.10

Total Return	8.50%	5.63%	2.21%	(0.25)%	0.82%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$4,466	$1,905	$1,002	$671	$440

Ratio of expenses to average net assets	1.72%	1.78%	1.67%	1.76%	1.56%

Ratio of net investment income to average net assets	2.36%	3.54%	3.30%	2.64%	2.41%

Portfolio turnover rate	327.26%	204.04%	347.09%	286.60%	133.02%

*	Date of conversion to Class C shares.

†	Annualized.

Ø	Computed at the Fund level for the year ended December 31, 2008.

See Notes to Financial Statements.

25

Report of Independent Registered
Public Accounting Firm

The Trustees and Shareholders of
Seligman U.S. Government Securities Fund of
Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities of Seligman U.S. Government Securities Fund, one of the funds constituting Seligman High Income Fund Series (the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Fund of Seligman High Income Fund Series as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2009

26

Matters Relating to the Trustees’
Consideration of the Approval of the
Investment Management Services Agreement

Background

On July 7, 2008, RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the shareholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement with Seligman (the “Seligman Management Agreement”). In anticipation of the termination of the Seligman Management Agreement, at a meeting held on July 29, 2008, the trustees of Seligman High Income Fund Series then serving, of which the Fund is a separate series, unanimously approved an investment management agreement between the Fund and RiverSource (the “Proposed Advisory Agreement”). At the special meeting of shareholders of the Fund held on November 3, 2008, the shareholders approved the Proposed Advisory Agreement. The Transaction closed on November 7, 2008, and upon the closing, RiverSource became the investment advisor to the Fund.

Board Considerations

Prior to their approval of the Proposed Advisory Agreement, the trustees requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approval by, Seligman, RiverSource and Ameriprise.

In consultation with experienced counsel, who advised on the legal standards for consideration by the trustees, the trustees reviewed the Proposed Advisory Agreement with RiverSource. The independent trustees also discussed the proposed approval with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the trustees discussed the Transaction with Seligman, and the Transaction and RiverSource’s plans and intentions regarding the Fund with representatives of Ameriprise and RiverSource.

The trustees considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and trustees may have attributed different weights to the various factors. The trustees determined that the selection of RiverSource to advise the Fund, and the overall arrangements between the Fund and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the trustees considered relevant. The material factors and conclusions that formed the basis for the trustees’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance and its regulatory histories;

(iii)	an assessment of RiverSource’s compliance system by the Fund’s Chief Compliance Officer;

(iv)

that RiverSource and Ameriprise assured the trustees that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders;

(v)

that within the past year the trustees had performed a full annual review of the Seligman Management Agreement, as required by the Investment Company Act of 1940 (“1940 Act”), for the Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for the Fund was satisfactory;

(vi)

the potential benefits to the Fund of the combination of RiverSource and Seligman to the Fund, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities, including a new team of portfolio managers for the Fund; a

27

Matters Relating to the Trustees’
Consideration of the Approval of the
Investment Management Services Agreement

continued high level of service to the Fund; and the potential for realization of economies of scale over time since the Fund will be part of a much larger fund complex;

(vii)	the fact that the Fund’s total advisory and administrative fees would not increase by virtue of the Proposed Advisory Agreement, but would remain the same;

(viii)	that RiverSource, and not the Fund, would bear the costs of obtaining all approvals of the Proposed Advisory Agreement;

(ix)	the qualifications of the personnel of RiverSource and Ameriprise that would provide advisory and administrative services to the Fund;

(x)	the terms and conditions of the Proposed Advisory Agreement, including the trustees’ review of differences from the Seligman Management Agreement;

(xi)

that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Fund; and

(xii)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families.

Nature, Extent and Quality of Services Provided

In considering the nature, extent and quality of the services to be provided under the Proposed Advisory Agreement, the trustees of the Fund considered, among other things, the expected impact of the Transaction on the operations of the Fund, the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, RiverSource’s compliance programs and compliance records, and presentations provided on the quality of RiverSource’s investment research capabilities and the other resources it and Ameriprise have indicated that they would dedicate to performing services for the Fund.

The trustees noted the professional experience and qualifications of the new portfolio management team proposed for the Fund and other senior personnel of RiverSource. The trustees considered a report by, the Fund’s Chief Compliance Officer, assessing RiverSource’s compliance system, which was followed by a private session with the Fund’s Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for the funds managed by RiverSource. The trustees also considered RiverSource’s presentation on the selection of brokers and dealers for portfolio transactions. As administrative services (provided under the Seligman Management Agreement) would be provided to the Fund by Ameriprise at no additional cost under a new administrative services agreement rather than pursuant to the Proposed Advisory Agreement, the trustees considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s and Ameriprise’s roles in coordinating the activities of the Fund’s other service providers. The trustees noted that Ameriprise intended to continue Seligman’s practice of sub-contracting administrative services provided by Seligman for the Fund to State Street Bank and Trust Company for the foreseeable future. The trustees concluded that, overall, they were satisfied with assurances from RiverSource and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Fund under the Proposed Advisory Agreement and the new administrative services agreement.

Costs of Services Provided and Profitability

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement, the trustees considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource’s proposed relationship with the Fund and discussed the assumptions of RiverSource and the limitations of the information provided. The trustees noted that RiverSource had undertaken to provide

28

Matters Relating to the Trustees’
Consideration of the Approval of the
Investment Management Services Agreement

profitability information in connection with future contract continuances. The trustees also considered RiverSource’s financial condition based on information provided by it.

The trustees noted that the proposed fee under the Proposed Advisory Agreement was the same as provided under the Seligman Management Agreement. The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the trustees considered the effect of fall-out benefits on RiverSource’s expenses. The trustees concluded that they were satisfied that RiverSource’s estimated future profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The trustees reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The trustees also considered that broker-dealer affiliates of RiverSource, including a broker-dealer affiliate of Seligman (which became an affiliate of RiverSource following the closing of the Transaction) will receive 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (which also became a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits. The trustees noted that RiverSource may derive reputational and other benefits from its association with the Fund.

Investment Results

The trustees received and reviewed detailed performance information on the Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding approval of the Proposed Advisory Agreement. The trustees noted that a new portfolio manager was being proposed by RiverSource for the Fund and that it was proposed that the new manager would use an investment process derived from that used with RiverSource Short Duration U.S. Government Bond Fund, modified to comply with the Fund’s investment strategy as disclosed in its prospectus. The trustees discussed the portfolio management team, its investment strategy and process and historical performance record with representatives of RiverSource.

The trustees reviewed performance information on the Fund covering a wide range of periods, including the first six months of the calendar year, the preceding seven calendar years and annualized one-, three- and five-year rolling periods ending June 30, 2008. The trustees reviewed information comparing the Fund to the Lipper General U.S. Government Funds Average and the Lehman Brothers U.S. Government Bond Index, as well as performance relative to the other funds in the Lipper General U.S. Government Funds Average and to a group of competitor funds selected by Seligman, as well as performance information of RiverSource Short Duration U.S. Government Bond Fund. The trustees noted the performance results of RiverSource fund presented were generally better than that of the Fund, although not for all periods, including the first six months of 2008. The trustees also noted that the RiverSource fund generally trailed its benchmarks for the periods presented.

The trustees recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Management Fee and Other Expenses

The trustees considered the proposed advisory fee rate to be paid by the Fund to RiverSource, which is the same as the management fee rate paid by the Fund under the Seligman Management Agreement. The trustees recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

29

Matters Relating to the Trustees’
Consideration of the Approval of the
Investment Management Services Agreement

In considering the proposed advisory fee rate, the trustees noted that the management fee rate under the Seligman Management Agreement covers administrative services provided by Seligman, whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to the Fund pursuant to a separate administrative services agreement initially without a fee. The trustees further considered that the administrative fees, since they are not included in an advisory agreement, could be increased without stockholder approval, although RiverSource noted that, at that time, it did not have an intention to seek an increase, and that any such administrative fee increase would require board approval. The trustees also noted RiverSource’s and Ameriprise’s covenants in the Transaction’s stock purchase agreement regarding compliance with Section 15(f) of the 1940 Act.

The trustees compared the Fund’s proposed advisory fee rate to the rate paid by other funds in the Fund’s Lipper category. The Fund’s peer group consisted of those funds in the Lipper General U.S. Government Fund category having net assets in a range that more closely corresponds to the net assets of the Fund (the “peer group”). The information showed that the Fund’s current effective management fee rate was lower than the average and the median for the funds in the peer group.

The trustees also reviewed the Fund’s total expense ratio as compared to the fees and expenses of funds within its peer group. In considering the expense ratios of the Fund, the trustees noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”). SDC provides services exclusively to the Seligman Group of Funds, and the trustees believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service. The trustees noted that RiverSource had previously indicated that no changes to the arrangements with SDC were being proposed at the time by RiverSource.

The trustees also noted that the Fund’s expense ratio was the highest in the peer group and was considerably higher than the median and the average for the peer group. Seligman noted that costs were somewhat high for the Fund as a result of the Fund’s small size relative to the funds in its peer group, a large number of small shareholder accounts due in part to the fact that the Fund is a core fund for many retirement plans. The trustees concluded that the Fund’s expense ratio was acceptable in light of the high quality of service that the Fund receives and the other factors considered.

Economies of Scale

The trustees noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The trustees recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The trustees do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers. The trustees also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The trustees noted that RiverSource had indicated that no changes to the Fund’s breakpoint arrangements were proposed to be made at the time. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances. The trustees also recognized that the Fund may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

30

Proxy Results

Shareholders of Seligman U.S. Government Securities Fund voted on two proposals at a Special Meeting of Shareholders held on November 3, 2008. Shareholders voted in favor of each of the proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

For	Against	Abstain

5,257,504.319	242,183.305	198,436.573

Proposal 2 (combined votes of both Funds in the Series)

To elect ten trustees to the Board:

	For	Withheld

Kathleen Blatz	51,198,749.236	2,437,544.928

Arne H. Carlson	51,131,650.856	2,504,643.308

Pamela G. Carlton	51,203,587.404	2,432,706.760

Patricia M. Flynn	51,212,005.780	2,424,288.384

Anne P. Jones	51,129,788.135	2,506,506.029

Jeffrey Laikind	51,183,153.004	2,453,141.160

Stephen R. Lewis, Jr.	51,247,061.722	2,389,232.442

Catherine James Paglia	51,200,482.648	2,435,811.516

Alison Taunton-Rigby	51,166,054.471	2,470,239.693

William F. Truscott	51,230,947.413	2,405,346.751

31

Trustees and Officers

Shareholders elect a Board of Trustees that oversees the Fund’s operations. In connection with the acquisition of the Fund’s prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, shareholders of the Fund voted at a Special Meeting of Shareholders held on November 3, 2008 to elect 10 members to the Fund’s Board. Messrs. Maher and Richie served on the Fund’s Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Trustees

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Kathleen Blatz (54)[1,2,6,7] • Trustee: From November 7, 2008	Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998-2006.

Arne H. Carlson (74)[1,2,3,5,6] • Trustee: From November 7, 2008	Formerly, Chairman, RiverSource Funds, 1999-2006; Governor of Minnesota.

Pamela G. Carlton (54)[4,6,7] • Trustee: From November 7, 2008	President, Springboard – Partners in Cross Cultural Leadership (consulting company).

Patricia M. Flynn (58)[1,3,6] • Trustee: From November 7, 2008	Trustee Professor of Economics and Management, Bentley College. Formerly, Dean, McCallum Graduate School of Business, Bentley College.

Anne P. Jones (73)[1,2,6,7] • Trustee: From November 7, 2008	Attorney and Consultant.

Jeffrey Laikind, CFA (73)[4,6,7] • Director: From November 7, 2008	Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset Management.

Stephen R. Lewis, Jr. (69)[1,2,3,4,6] • Trustee and Chairman of the Board: From November 7, 2008	President Emeritus and Professor of Economics, Carleton College; Director, Valmont Industries, Inc. (manufactures irrigation systems).

John F. Maher (64)[4,6,7] • Trustee: December 2006 to Date

Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank).

See footnotes on page 33.

32

Trustees and Officers

Independent Trustees (continued)

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Catherine James Paglia (56)[2,3,4,5,6] • Trustee: From November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company).

Leroy C. Richie (66)[3,4,6] • Trustee: 2000 to Date

Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.

Alison Taunton-Rigby (64)[3,4,5,6] • Trustee: From November 7, 2008

Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health management programs). Formerly, President, Forester Biotech.

Interested Trustee*

William F. Truscott (48)*[6] • Trustee and Vice President: From November 7, 2008

President – US Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource Investments, LLC; Director, President and Chief Executive Officer, Ameriprise Certificate Company; and Chairman of the Board, Chief Executive Officer, and President, RiverSource Distributors, Inc. Formerly, Senior Vice President — Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005.

*

Mr. Truscott is considered an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	1 Board Governance Committee

2 Compliance Committee

3 Contracts Committee

4 Distribution Committee

5 Executive Committee

6 Investment Review Committee

7 Joint Audit Committee

33

Trustees and Officers

Fund Officers

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Trustee and Vice President of the Fund, the Fund’s other officers are:

Name, (Age), Position(s) held with Fund, Address	Principal Occupation(s) During Past Five Years

Patrick T. Bannigan (43) • President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474

Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC; Director and Vice President — Asset Management, Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004.

Michelle M. Keeley (44) • Vice President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474

Executive Vice President — Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC; Vice President — Investments, Ameriprise Certificate Company. Formerly, Senior Vice President — Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006.

Amy K. Johnson (43) • Vice President: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474

Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC. Formerly, Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004.

Scott R. Plummer (49) • Vice President, General Counsel and Secretary: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474

Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and Secretary, Ameriprise Certificate Company. Formerly, Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004.

Lawrence P. Vogel (52) • Treasurer: 2000 to Date • 100 Park Avenue New York, NY 10017

Treasurer of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 1992-2008.

34

Trustees and Officers

Fund Officers (continued)

Name, (Age), Position(s) held with Fund, Address	Principal Occupation(s) During Past Five Years

Eleanor T.M. Hoagland (56)
•     Chief Compliance
      Officer: 2004 to Date
•     Money Laundering
      Prevention Officer
      and Identity Theft
      Prevention Officer:
      From November 7, 2008
•     100 Park Avenue
      New York, NY 10017

Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to November 7, 2008), of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman Group of Funds since November 7, 2008. Formerly, Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 2004-2008.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

35

Additional Fund Information

Fund Symbols
Class A: SUSGX
Class B: SXGMX
Class C: SGVCX
Class R: SGVRX

Manager
From November 7, 2008
RiverSource Investments, LLC
200 Ameriprise Financial
Center
Minneapolis, MN 55474

Until November 6, 2008
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

General Distributor
RiverSource Fund Distributors, Inc.
(formerly Seligman Advisors, Inc.)
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP

Important Telephone Numbers
(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan
Services
(212) 682-7600	Outside the
United States
(800) 622-4597	24-Hour Automated
Telephone Access
Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended December 31 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

36

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman U.S. Government Securities Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

       TXUSG2 12/08

ITEM 2.	CODE OF ETHICS.
	As of December 31, 2008, the registrant has adopted a code of ethics that applies to its principal executive and senior financial officers. The registrant adopted a revised code of ethics on November 13, 2008, which is attached as an exhibit to this Form N-CSR. The new code of ethics is substantially the same as the prior code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
	The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
	(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2008	2007
	Audit Fees	$70,510	$86,939
	Audit-Related Fees	–	–
	Tax Fees	5,500	5,300
	All Other Fees	–	2,334

	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

	Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

		2008	2007
	Audit-Related Fees	$144,330	$141,440
	Tax Fees	8,500	9,000
	All Other Fees	–	15,000

	Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to amounts paid by the registrant’s investment adviser for the preparation of the registrant’s 2007 tax return and tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $158,330 and $173,074, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	INVESTMENTS.
(a) Schedule I - Investments in securities of unaffiliated issuers.
Included in Item 1 above.
(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Effective November 7, 2008, the duties of the Nominating Committee of the Board of Directors of the registrant have been assumed by the Board Governance Committee of the Board. The Board Governance Committee would recommend to the Board the size, structure and composition of the Board and its committees. This committee would also review candidates for Board membership including candidates recommended by stockholders.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a) (1)	Code of Ethics for Principal Executive and Senior Financial Officers.

	(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a) (3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN HIGH INCOME FUND SERIES

By:	/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	March 9, 2009

By:	/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Treasurer and Chief Financial Officer

Date:	March 9, 2009

SELIGMAN HIGH INCOME FUND SERIES

EXHIBIT INDEX

(a) (1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.